UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21237

Unified Series Trust

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

(Address of principal executive offices)(Zip code)

Zachary P. Richmond

Ultimus Asset Services, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

(Name and address of agent for service)

Registrant’s telephone number, including area code: 513-587-3400

Date of fiscal year end: 12/31

Date of reporting period: 12/31/16

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

ANNUAL REPORT December 31, 2016

CDGCX	CRAWFORD DIVIDEND GROWTH FUND
CLASS C
CDGIX	CRAWFORD DIVIDEND GROWTH FUND
CLASS I
CDOCX	CRAWFORD DIVIDEND OPPORTUNITY FUND
CLASS C
CDOFX	CRAWFORD DIVIDEND OPPORTUNITY FUND
CLASS I
CDYCX	CRAWFORD DIVIDEND YIELD FUND
CLASS C
CDYLX	CRAWFORD DIVIDEND YIELD FUND
CLASS I

For a prospectus and more information, including charges and expenses call 1-800-431-1716. The prospectus should be read carefully before investing. Past performance does not guarantee future results. Shares when redeemed may be worth more or less than their original cost.

Distributed by Unified Financial Securities, LLC, Member FINRA/SIPC, 9465 Counselors Row, Suite 200, Indianapolis, IN 46240.

Fund Investment Advisor: Crawford Investment Counsel, Inc. 600 Galleria Parkway NW, Suite 1650 Atlanta, Georgia 30339 www.CrawfordInvestmentFunds.com

MANAGEMENT DISCUSSION OF FUND PERFORMANCE – (Unaudited)

The goal of the Crawford Funds is to provide attractive total investment return over the longer term. Our investment process focuses on dividend-paying companies, and we strive to produce a return pattern that demonstrates less risk than applicable market averages and peers. The Funds’ orientation toward dividends and rising dividends leads to a focus on higher quality companies, which has implications for relative investment returns over both shorter and longer periods.

Crawford Investment Counsel relies on a company’s dividend history as a primary indicator of quality. Companies that pay dividends, and especially those that can increase dividends consistently over time, generally have strong balance sheets, businesses which are less cyclical and more predictable, and tend to be financially sound overall. The advisor believes that dividend history and quality are inexorably linked.

After a quiet first three quarters of the year, the financial markets really came to life in the fourth quarter, thanks to Donald Trump and his unexpected victory in November. Both stock and bond investors quickly endorsed the possibility of higher growth as a result of Trump fiscal and economic proposals, with different outcomes for the two asset classes. Stocks immediately moved higher, in the process adding to what had already been a good year for returns. On the other hand, bond prices declined as yields moved up.

The Trump economic platform, if fully enacted, would represent a true regime change in government policy. This seems to be what has investors so excited, leading to the belief that the very slow growth in the economy over the last eight years might finally yield to a higher growth rate, but also to more inflation and higher interest rates. There are three main aspects of the Trump economic agenda: 1.) tax reform, 2.) infrastructure spending, and 3.) less regulation. In addition to these policies, Trump’s policies on immigration and trade will also be of importance to the economy, but in a more peripheral way.

Stocks have benefitted from the prospect of “Trumponomics”, and within the market there have been disparate returns across sectors as investors attempt to determine which companies will be the winners and losers in the new regime. We retain our confidence in the future of our economy and expect positive outcomes for investment over the longer term. In our attempt to meet the Funds’ investment goal, we will seek quality investments at attractive valuations with an identifiable investment catalyst.

With stock valuations increasing, we believe that going forward equity returns will likely approximate earnings growth plus dividend yield. Thus, we believe the Funds are well-positioned and expect that owning higher-quality companies over the longer term will serve investors well. While predicting short-term return patterns for stocks is virtually impossible, we look forward to continued rewards from the capital markets over the longer term.

Dividend Growth Fund:

The Crawford Dividend Growth Fund (the “Dividend Growth Fund”) had returns between its primary benchmark, the S&P 500® Index and its secondary benchmark, the Russell 1000® Value Index. For the fiscal year ended December 31, 2016, the Dividend Growth Fund’s Class I Shares and Class C Shares produced total returns of 15.76% and 14.61%, respectively. This compares to a total return of 11.96% for the S&P 500 Index and 17.34% for the Russell 1000 Value Index, for the same period. The Fund’s best performing sectors versus both benchmarks were Consumer Discretionary, Health Care and Information Technology. Positive stock selection was the main driver of outperformance within each sector. The Financial and Energy sectors were the worst relative performers for the Fund as the Fund’s higher quality holdings did not keep up with the broad averages. The Dividend Growth Fund’s continued emphasis on investing in consistent and predictable businesses was rewarded with good results, but in the last part of the year more cyclically-oriented companies gained investor favor. Dividend-paying stocks were rewarded as interest rates moved lower during the first six months of the year, but gave back some of this later in the year. The advisor believes the Fund’s portfolio is well-positioned to obtain attractive, long-term, risk-adjusted returns.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE – (Unaudited) (continued)

Dividend Opportunity Fund:

Smaller company stocks were prime beneficiaries of increased expectations for economic growth. The Crawford Dividend Opportunity Fund (“Dividend Opportunity Fund”) was able to distinguish itself with superior stock selection, which enabled the Fund to outperform its benchmark, the Russell 2000® Index. For the fiscal year ended December 31, 2016, the Dividend Opportunity Fund’s Class I Shares and Class C Shares produced total returns of 26.95% and 25.69%, respectively. This compares to a total return of 21.31% for the Russell 2000 Index, for the same period. During the year, stock selection within the Health Care sector drove a significant portion of the Fund’s outperformance. Industrials and Information Technology also helped as they were the next highest contributors to returns versus the benchmark. The two worst performing sectors for the Fund were Consumer Staples and Materials as the Fund’s positive performance in these sectors did not keep up with the strong returns seen in those sectors for the benchmark. The Dividend Opportunity Fund continues its higher-quality orientation, focusing on smaller capitalization companies that are shareholder friendly as evidenced by their dividend payments, and have businesses that provide an above-average consistency in their operations.

Dividend Yield Fund:

The Crawford Dividend Yield Fund (“Dividend Yield Fund”) performed strongly in the first half of 2016, but was impacted by rising interest rates in the latter part of the year. The Fund was able to post strong absolute returns but trailed relative to its benchmark, the Russell 1000 Value Index. For the fiscal year ended December 31, 2016, the Dividend Yield Fund’s Class I Shares and Class C Shares produced total returns of 14.01% and 12.83%, respectively. This compares to a total return of 17.34% for the Russell 1000 Value Index, for the same period. The best performing sectors for the Fund in 2016 were Consumer Staples and Information Technology, which both had strong stock selection relative to the benchmark. The Consumer Discretionary sector was clearly the weakest relative performing sector for the Fund. Both stock selection and an over-allocation to the sector weighed on the Fund’s relative performance. The Dividend Yield Fund continues to be focused on investing in well-above-average yielding stocks, and the advisor strives to maintain a bias toward high-quality companies with a broad diversification pattern and a moderate risk level, both relative to the benchmark and peers.

INVESTMENT RESULTS – (Unaudited)

Average Annual Total Returns*

(for the periods ended December, 2016)

	Crawford Dividend Growth Fund
	Class I	Class C (a)	Class C (CDSC Adjusted) (a)	S&P 500® Index (b)	Russell 1000® Value Index (b)
One Year	15.76%	14.61%	14.61%	11.96%	17.34%
Five Year	10.54%	9.43%	9.43%	14.66%	14.80%
Ten Year	4.75%	3.72%	3.72%	6.95%	5.72%

	Expense Ratios (c)
	Class I	Class C
	0.92%	1.92%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling 1-800-431-1716.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus and summary prospectus contain this and other important information about the Fund and may be obtained by calling the same number as above. Please read it carefully before investing.

*	The average annual total returns set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Total returns shown assume reinvestment of all capital gains and dividend distributions and reflect any changes in price per share.

(a)	Class C shares are sold with no initial sales charge, but are subject to a Contingent Deferred Sales Charge (CDSC) of 1.00% if redeemed within one year of purchase and an annual 12b-1 fee of 1.00%.

(b)

The S&P 500® Index and the Russell 1000® Value Index are widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than are found in the Fund’s portfolio. The Index returns do not reflect the deduction of expenses, which have been deducted from the Fund’s returns. The Index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in the S&P 500® Index or the Russell 1000® Value Index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

(c)	The expense ratios are from the Fund’s prospectus dated April 29, 2016. Updated information pertaining to the Fund’s expense ratios as of December 31, 2016 can be found in the financial highlights.

The Fund is distributed by Unified Financial Securities, LLC, member FINRA/SIPC.

Comparison of a $10,000 Investment in the Crawford Dividend Growth Fund, Class I, the S&P 500® Index, and the Russell 1000® Value Index (Unaudited)

The chart above assumes an initial investment of $10,000 made on December 31, 2006 and held through December 31, 2016. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The S&P 500® Index and the Russell 1000® Value Index are widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than are found in the Fund’s portfolio. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, to obtain performance data current to the most recent month end, or to obtain a prospectus or summary prospectus, please call 1-800-431-1716. The Fund’s prospectus and summary prospectus contains important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information. Please read the prospectus or summary prospectus carefully before you invest or send money.

The Fund is distributed by Unified Financial Securities, LLC, member FINRA/SIPC.

INVESTMENT RESULTS – (Unaudited) (continued)

Average Annual Total Returns*

(for the periods ended December 31, 2016)

	Crawford Dividend Opportunity Fund
	Class I	Class C (a)	Class C (CDSC Adjusted) (a)	Russell 2000® Index (b)
One Year	26.95%	25.69%	25.69%	21.31%
Since Inception (9/26/12)	15.41%	N/A	N/A	13.68%
Since Inception (4/29/15)	N/A	9.37%	9.37%	6.79%

	Expense Ratios (c)
	Class I	Class C
Gross	1.35%	2.35%
With applicable waivers	1.05%	2.05%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling 1-800-431-1716.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus and summary prospectus contain this and other important information about the Fund and may be obtained by calling the same number as above. Please read it carefully before investing.

*	The average annual total returns set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Total returns shown assume reinvestment of all capital gains and dividend distributions and reflect any changes in price per share.

(a)	Class C shares are sold with no initial sales charge, but are subject to a Contingent Deferred Sales Charge (CDSC) of 1.00% if redeemed within one year of purchase and an annual 12b-1 fee of 1.00%.

(b)

The Russell 2000® Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than are found in the Fund’s portfolio. The Index returns do not reflect the deduction of expenses, which have been deducted from the Fund’s returns. The Index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in the Russell 2000® Index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

(c)	The expense ratios are from the Fund’s prospectus dated April 29, 2016. Updated information pertaining to the Fund’s expense ratios as of December 31, 2016 can be found in the financial highlights.

The Fund is distributed by Unified Financial Securities, LLC, member FINRA/SIPC.

Comparison of a $10,000 Investment in the Crawford Dividend Opportunity Fund- Class I and the Russell 2000® Index (Unaudited)

The chart above assumes an initial investment of $10,000 made on September 26, 2012 (commencement of operations) and held through December 31, 2016. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The Russell 2000® Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than are found in the Fund’s portfolio. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, to obtain performance data current to the most recent month end, or to obtain a prospectus or summary prospectus, please call 1-800-431-1716. The Fund’s prospectus and summary prospectus contains important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information. Please read the prospectus or summary prospectus carefully before you invest or send money.

The Fund is distributed by Unified Financial Securities, LLC, member FINRA/SIPC.

INVESTMENT RESULTS – (Unaudited) (continued)

Average Annual Total Returns*

(for the periods ended December 31, 2016)

	Crawford Dividend Yield Fund
	Class I	Class C (a)	Class C (CDSC Adjusted) (a)	Russell 1000® Value Index (b)
One Year	14.01%	12.83%	12.83%	17.34%
Since Inception (11/14/14)	5.32%	N/A	N/A	6.62%
Since Inception (4/29/15)	N/A	3.33%	3.33%	6.82%

	Expense Ratios (c)
	Class I	Class C
Gross	5.32%	6.32%
With applicable waivers	1.02%	2.02%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling 1-800-431-1716.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus and summary prospectus contain this and other important information about the Fund and may be obtained by calling the same number as above. Please read it carefully before investing.

*	The average annual total returns set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Total returns shown assume reinvestment of all capital gains and dividend distributions and reflect any changes in price per share.

(a)	Class C shares are sold with no initial sales charge, but are subject to a Contingent Deferred Sales Charge (CDSC) of 1.00% if redeemed within one year of purchase and an annual 12b-1 fee of 1.00%.

(b)

The Russell 1000® Value Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than are found in the Fund’s portfolio. The Index returns do not reflect the deduction of expenses, which have been deducted from the Fund’s returns. The Index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in the Russell 1000® Value Index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

(c)	The expense ratios are from the Fund’s prospectus dated April 29, 2016. Updated information pertaining to the Fund’s expense ratios as of December 31, 2016 can be found in the financial highlights which do not include acquired fund fees and expenses.

The Fund is distributed by Unified Financial Securities, LLC, member FINRA/SIPC.

Comparison of a $10,000 Investment in the Crawford Dividend Yield Fund- Class I and the Russell 1000® Value Index (Unaudited)

The chart above assumes an initial investment of $10,000 made on November 14, 2014 (commencement of operations) and held through December 31, 2016. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The Russell 1000® Value Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than are found in the Fund’s portfolio. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, to obtain performance data current to the most recent month end, or to obtain a prospectus or summary prospectus, please call 1-800-431-1716. The Fund’s prospectus and summary prospectus contains important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information. Please read the prospectus or summary prospectus carefully before you invest or send money.

The Fund is distributed by Unified Financial Securities, LLC, member FINRA/SIPC.

FUND HOLDINGS – (Unaudited)

[1]	As a percentage of net assets.
[2]	Common Stock.

The investment objective of the Crawford Dividend Growth Fund is total return. Total return is comprised of both capital appreciation and income. Under normal circumstances, the Crawford Dividend Growth Fund will invest at least 80% of its assets in securities of companies that pay regular dividends. This investment policy may not be changed without at least 60 days prior written notice to shareholders.

FUND HOLDINGS – (Unaudited) (continued)

[1]	As a percentage of net assets.
[2]	Common Stock.

The investment objective of the Crawford Dividend Opportunity Fund is to provide attractive long-term total return with below market risk as measured by standard deviation in comparison with the Russell 2000® Index. Total return is comprised of both capital appreciation and income.

FUND HOLDINGS – (Unaudited) (continued)

[1]	As a percentage of net assets.
[2]	Common Stock.

The investment objective of the Crawford Dividend Yield Fund is to provide attractive long-term total return with above average dividend yield, in comparison with the Russell 1000® Value Index. Total return is comprised of both capital appreciation and income.

AVAILABILITY OF PORTFOLIO SCHEDULE – (Unaudited)

The Funds file a complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC’s website at www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

CRAWFORD DIVIDEND GROWTH FUND

SCHEDULE OF INVESTMENTS

December 31, 2016

COMMON STOCKS – 97.67%	Shares	Fair Value
Consumer Discretionary – 15.30%
Gentex Corp.	95,650	$1,883,348
Genuine Parts Co.	11,040	1,054,762
Omnicom Group, Inc.	19,910	1,694,540
Time Warner, Inc.	8,000	772,240

		5,404,890

Consumer Staples – 4.06%
Procter & Gamble Co./The	17,050	1,433,564

Energy – 7.76%
Chevron Corp.	8,810	1,036,937
EOG Resources, Inc.	5,500	556,050
Exxon Mobil Corp.	12,740	1,149,912

		2,742,899

Financials – 22.24%
Aflac, Inc.	18,240	1,269,504
American Express Co.	15,000	1,111,200
BlackRock, Inc.	3,000	1,141,620
Chubb Ltd.	7,930	1,047,712
M&T Bank Corp.	7,000	1,095,010
Northern Trust Corp.	9,820	874,471
S&P Global, Inc.	1,500	161,310
Willis Towers Watson PLC	9,478	1,158,970

		7,859,797

Health Care – 14.28%
Johnson & Johnson	14,200	1,635,982
Medtronic PLC	9,000	641,070
Merck & Co., Inc.	29,670	1,746,673
Quest Diagnostics, Inc.	7,000	643,300
Stryker Corp.	3,150	377,402

		5,044,427

Industrials – 10.77%
Honeywell International, Inc.	10,000	1,158,500
United Parcel Service, Inc., Class B	15,630	1,791,823
W.W. Grainger, Inc.	3,690	857,003

		3,807,326

Information Technology – 18.79%
Accenture PLC, Class A	11,000	1,288,430
Broadridge Financial Solutions, Inc.	4,000	265,200
Microsoft Corp.	28,620	1,778,447

See accompanying notes which are an integral part of these financial statements.

CRAWFORD DIVIDEND GROWTH FUND

SCHEDULE OF INVESTMENTS – (continued)

December 31, 2016

COMMON STOCKS – 97.67% – continued	Shares	Fair Value
Information Technology – 18.79% – continued
Paychex, Inc.	15,250	$928,420
SAP SE ADR	10,500	907,515
Texas Instruments, Inc.	20,150	1,470,345

		6,638,357

Real Estate – 1.52%
Tanger Factory Outlet Centers, Inc.	15,000	536,700

Telecommunication Services – 2.95%
AT&T, Inc.	24,480	1,041,134

TOTAL COMMON STOCKS (Cost $22,743,193)		34,509,094

Money Market Securities – 2.32%
Federated Treasury Obligations Fund, Institutional Shares, 0.36% (a)	820,105	820,105

TOTAL MONEY MARKET SECURITIES (Cost $820,105)		820,105

TOTAL INVESTMENTS – 99.99% (Cost $23,563,298)		35,329,199

Other Assets in Excess of Liabilities – 0.01%		2,331

NET ASSETS – 100.00%		$35,331,530

(a)	Rate disclosed is the seven day effective yield as of December 31, 2016.
ADR	– American Depositary Receipt

The sectors shown on the portfolio of investments are based on Global Industry Classification Standard, or GICS® (“GICS”). The GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by Ultimus Asset Services, LLC.

See accompanying notes which are an integral part of these financial statements.

CRAWFORD DIVIDEND OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS

December 31, 2016

COMMON STOCKS – 97.34%	Shares	Fair Value
Consumer Discretionary – 12.11%
Buckle, Inc./The	50,681	$1,155,527
Choice Hotels International, Inc.	49,500	2,774,475
Cracker Barrel Old Country Store, Inc.	8,905	1,486,957
Gentex Corp.	140,660	2,769,595
John Wiley & Sons, Inc., Class A	48,300	2,632,350
Ruth’s Hospitality Group, Inc.	82,495	1,509,659
Tupperware Brands Corp.	43,030	2,264,239
Wolverine World Wide, Inc.	114,100	2,504,495

		17,097,297

Consumer Staples – 7.01%
Flowers Foods, Inc.	109,500	2,186,715
Nu Skin Enterprises, Inc., Class A	38,700	1,849,086
Orchids Paper Products Co.	90,573	2,371,201
PriceSmart, Inc.	25,419	2,122,487
Universal Corp.	21,489	1,369,924

		9,899,413

Energy – 2.54%
HollyFrontier Corp.	48,000	1,572,480
SM Energy Co.	58,600	2,020,528

		3,593,008

Financials – 20.51%
BancFirst Corp.	31,478	2,929,028
Brown & Brown, Inc.	49,060	2,200,832
Bryn Mawr Bank Corp.	74,194	3,127,277
Federated Investors, Inc., Class B	47,000	1,329,160
First of Long Island Corp./The	105,063	2,999,549
Greenhill & Co., Inc.	50,800	1,407,160
Lazard Ltd.	68,023	2,795,065
Merchants Bancshares, Inc.	36,704	1,989,357
Old Republic International Corp.	118,800	2,257,200
South State Corp.	31,590	2,760,966
Sterling Bancorp	120,320	2,815,488
Trico Bancshares	68,527	2,342,253

		28,953,335

Health Care – 13.55%
Atrion Corp.	4,935	2,503,032
Computer Programs & Systems, Inc.	54,287	1,281,173
Landauer, Inc.	54,433	2,618,227
Meridian Bioscience, Inc.	60,093	1,063,646
PerkinElmer, Inc.	49,680	2,590,812

See accompanying notes which are an integral part of these financial statements.

CRAWFORD DIVIDEND OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS – (continued)

December 31, 2016

COMMON STOCKS – 97.34% – continued	Shares	Fair Value
Health Care – 13.55% – continued
Psychemedics Corp.	130,203	$3,213,410
Simulations Plus, Inc.	296,118	2,857,539
US Physical Therapy, Inc.	42,823	3,006,175

		19,134,014

Industrials – 15.22%
Applied Industrial Technologies, Inc.	11,678	693,673
CEB, Inc.	46,750	2,833,050
Dun & Bradstreet Corp./The	11,010	1,335,733
ESCO Technologies, Inc.	48,109	2,725,375
G&K Services, Inc., Class A	7,400	713,730
Hexcel Corp.	54,020	2,778,789
Hillenbrand, Inc.	11,140	427,219
Kaman Corp.	28,300	1,384,719
Landstar System, Inc.	27,618	2,355,815
Valmont Industries, Inc.	10,430	1,469,587
Watsco, Inc.	14,020	2,076,642
Woodward, Inc.	38,930	2,688,116

		21,482,448

Information Technology – 14.81%
FLIR Systems, Inc.	57,002	2,062,902
Intersil Corp., Class A	43,970	980,531
Littelfuse, Inc.	18,390	2,791,050
Mesa Laboratories, Inc.	20,529	2,519,935
Methode Electronics, Inc.	57,050	2,359,017
MOCON, Inc.	113,225	2,207,888
MTS Systems Corp.	43,870	2,487,429
National Instruments Corp.	67,220	2,071,720
Power Integrations, Inc.	38,530	2,614,260
TESSCO Technologies, Inc.	62,444	811,772

		20,906,504

Materials – 3.01%
Compass Minerals International, Inc.	25,205	1,974,812
HB Fuller Co.	47,020	2,271,536

		4,246,348

Real Estate – 7.63%
Agree Realty Corp.	26,000	1,197,300
CatchMark Timber Trust, Inc., Class A	117,508	1,323,140
CoreSite Realty Corp.	39,800	3,158,926

See accompanying notes which are an integral part of these financial statements.

CRAWFORD DIVIDEND OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS – (continued)

December 31, 2016

COMMON STOCKS – 97.34% – continued	Shares	Fair Value
Real Estate – 7.63% – continued
EPR Properties	31,844	$2,285,444
Tanger Factory Outlet Centers, Inc.	78,600	2,812,308

		10,777,118

Utilities – 0.95%
South Jersey Industries, Inc.	39,820	1,341,536

TOTAL COMMON STOCKS (Cost $111,301,846)		137,431,021

Money Market Securities – 2.50%
Federated Treasury Obligations Fund, Institutional Shares, 0.36% (a)	3,539,876	3,539,876

TOTAL MONEY MARKET SECURITIES (Cost $3,539,876)		3,539,876

TOTAL INVESTMENTS – 99.84% (Cost $114,841,722)		140,970,897

Other Assets in Excess of Liabilities – 0.16%		219,029

NET ASSETS – 100.00%		$141,189,926

(a)	Rate disclosed is the seven day effective yield as of December 31, 2016.

The sectors shown on the portfolio of investments are based on Global Industry Classification Standard, or GICS® (“GICS”). The GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by Ultimus Asset Services, LLC.

See accompanying notes which are an integral part of these financial statements.

CRAWFORD DIVIDEND YIELD FUND

SCHEDULE OF INVESTMENTS

December 31, 2016

COMMON STOCKS – 97.26%	Shares	Fair Value
Consumer Discretionary – 12.44%
Buckle, Inc./The	13,340	$304,152
Genuine Parts Co.	2,510	239,805
Leggett & Platt, Inc.	4,890	239,023
Mattel, Inc.	8,770	241,613
Omnicom Group, Inc.	2,820	240,010
Tupperware Brands Corp.	4,570	240,473

		1,505,076

Consumer Staples – 16.45%
Altria Group, Inc.	3,600	243,432
Coca-Cola Co./The	8,770	363,604
Flowers Foods, Inc.	14,590	291,362
General Mills, Inc.	3,910	241,521
Philip Morris International, Inc.	3,990	365,045
Procter & Gamble Co./The	2,880	242,150
Reynolds American, Inc.	4,328	242,541

		1,989,655

Energy – 12.03%
Chevron Corp.	3,080	362,516
Exxon Mobil Corp.	4,020	362,845
HollyFrontier Corp.	3,640	119,246
Royal Dutch Shell PLC ADR	4,460	242,535
Total SA ADR	7,230	368,513

		1,455,655

Financials – 17.04%
BlackRock, Inc.	630	239,740
Greenhill & Co., Inc.	8,820	244,314
Mercury General Corp.	6,070	365,475
MetLife, Inc.	2,240	120,714
New York Community Bancorp, Inc.	15,270	242,946
Old Republic International Corp.	12,990	246,810
People’s United Financial, Inc.	18,630	360,677
Wells Fargo & Co.	4,380	241,382

		2,062,058

Health Care – 10.04%
AstraZeneca PLC ADR	13,430	366,908
GlaxoSmithKline PLC ADR	9,460	364,305
Johnson & Johnson	1,060	122,123
Merck & Co., Inc.	6,130	360,873

		1,214,209

See accompanying notes which are an integral part of these financial statements.

CRAWFORD DIVIDEND YIELD FUND

SCHEDULE OF INVESTMENTS – (continued)

December 31, 2016

COMMON STOCKS – 97.26% – continued	Shares	Fair Value
Industrials – 4.01%
United Parcel Service, Inc., Class B	2,100	$240,744
United Technologies Corp.	2,230	244,453

		485,197

Information Technology – 5.88%
Cisco Systems, Inc.	3,980	120,276
Intersil Corp., Class A	5,050	112,615
Microsoft Corp.	3,860	239,860
Texas Instruments, Inc.	3,270	238,612

		711,363

Real Estate – 7.19%
CoreSite Realty Corp.	1,570	124,611
EPR Properties	3,460	248,324
HCP, Inc.	8,340	247,865
Tanger Factory Outlet Centers, Inc.	6,960	249,029

		869,829

Telecommunication Services – 9.16%
AT&T, Inc.	8,910	378,942
Verizon Communications, Inc.	6,910	368,856
Vodafone Group PLC ADR	14,760	360,587

		1,108,385

Utilities – 3.02%
Southern Co./The	7,440	365,974

TOTAL COMMON STOCKS (Cost $11,111,108)		11,767,401

Money Market Securities – 4.50%
Federated Treasury Obligations Fund, Institutional Shares, 0.36% (a)	544,594	544,594

TOTAL MONEY MARKET SECURITIES (Cost $544,594)		544,594

TOTAL INVESTMENTS – 101.76% (Cost $11,655,702)		12,311,995

Liabilities in Excess of Other Assets – (1.76)%		(213,496)

NET ASSETS – 100.00%		$12,098,499

(a)	Rate disclosed is the seven day effective yield as of December 31, 2016.

ADR – American Depositary Receipt

The sectors shown on the portfolio of investments are based on Global Industry Classification Standard, or GICS® (“GICS”). The GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by Ultimus Asset Services, LLC.

See accompanying notes which are an integral part of these financial statements.

CRAWFORD FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2016

	Crawford Dividend Growth Fund	Crawford Dividend Opportunity Fund	Crawford Dividend Yield Fund
Assets
Investments, at value (cost $23,563,298, $114,841,722 and $11,655,702)	$35,329,199	$140,970,897	$12,311,995

Cash	4,900	40,382	–
Receivable for fund shares sold	4,720	43,000	100
Receivable for investments sold	–	247,319	28,518
Dividends receivable	53,010	180,320	34,682
Receivable from Adviser	–	–	6,134
Prepaid expenses	7,944	6,791	7,415

Total Assets	35,399,773	141,488,709	12,388,844

Liabilities
Payable for fund shares redeemed	–	–	2,630
Payable for investments purchased	–	146,314	248,867
Payable to Adviser	6,727	91,918	–
12b-1 fees accrued – Class C	13,769	72	3
Payable to administrator, fund accountant, and transfer agent	10,694	15,254	3,718
Payable to trustees	2,643	2,643	2,643
Other accrued expenses	34,410	42,582	32,484

Total Liabilities	68,243	298,783	290,345

Net Assets	$35,331,530	$141,189,926	$12,098,499

Net Assets consist of:
Paid-in capital	$23,031,878	$113,847,101	$11,563,068
Accumulated undistributed net investment income	24,117	67,249	12,232
Accumulated undistributed net realized gain (loss) from investments	509,634	1,146,401	(133,094)
Net unrealized appreciation (depreciation) on investments	11,765,901	26,129,175	656,293

Net Assets	$35,331,530	$141,189,926	$12,098,499

Class I:

Net Assets	$29,828,637	$141,098,024	$12,097,370

Shares outstanding (unlimited number of shares authorized, no par value)	2,986,383	3,588,254	462,435

Net asset value (“NAV”) and offering price per share	$9.99	$39.32	$26.16

Class C:

Net Assets	$5,502,893	$91,902	$1,129

Shares outstanding (unlimited number of shares authorized, no par value)	555,376	2,343	43

Net asset value (“NAV”) and offering price per share (a)	$9.91	$39.22	$26.09	(b)

(a)	A contingent deferred sales charge (“CDSC”) of 1.00% may be charged on shares held less than 12 months.
(b)	Per Share amounts may not recalulate due to rounding of net assets and/or shares outstanding.

See accompanying notes which are an integral part of these financial statements.

CRAWFORD FUNDS

STATEMENTS OF OPERATIONS

For the year ended December 31, 2016

	Crawford Dividend Growth Fund	Crawford Dividend Opportunity Fund	Crawford Dividend Yield Fund
Investment Income
Dividend income	$919,305	$2,806,402	$345,173
Foreign dividend taxes withheld	–	(642)	(3,905)

Total investment income	919,305	2,805,760	341,268

Expenses
Investment Adviser fee	184,326	1,055,874	86,935
12b-1 Class C	59,377	458	11
Administration expenses	39,261	93,899	35,058
Fund accounting expenses	27,859	53,582	25,874
Transfer agent expenses	31,002	24,346	22,563
Legal expenses	31,963	31,843	29,708
Registration expenses	30,453	16,060	7,053
Custodian expenses	5,326	22,511	7,732
Audit expenses	23,426	23,428	23,426
Trustee expenses	10,029	10,030	10,030
Insurance expense	3,893	7,774	3,161
Pricing expenses	2,189	4,018	2,728
Report printing expense	10,417	20,323	5,294
CCO expense	9,643	9,643	9,643
Miscellaneous expenses	27,094	31,596	23,721

Total expenses	496,258	1,405,385	292,937
Fees waived and reimbursed by Adviser	(75,445)	(295,533)	(187,247)
Fees reduced by Administrator	–	–	(18,545)

Net operating expenses	420,813	1,109,852	87,145

Net investment income	498,492	1,695,908	254,123

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investment securities transactions	3,092,800	2,280,779	13,462
Net realized loss on foreign currency translations	–	–	(17)
Net change in unrealized appreciation (depreciation) of investment securities	1,773,606	23,343,052	806,312

Net realized and unrealized gain on investments	4,866,406	25,623,831	819,757

Net increase in net assets resulting from operations	$5,364,898	$27,319,739	$1,073,880

See accompanying notes which are an integral part of these financial statements.

CRAWFORD FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Crawford Dividend Growth Fund
	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$498,492	$1,409,259
Net realized gain (loss) on investment securities transactions	3,092,800	6,146,297
Net change in unrealized appreciation (depreciation) of investment securities	1,773,606	(13,909,953)

Net increase (decrease) in net assets resulting from operations	5,364,898	(6,354,397)

Distributions
From net investment income – Class I	(468,805)	(1,311,280)
From net investment income – Class C	(29,826)	(94,745)
From net realized gains – Class I	(3,522,633)	(5,395,489)
From net realized gains – Class C	(613,491)	(972,872)

Total distributions	(4,634,755)	(7,774,386)

Capital Transactions – Class I
Proceeds from shares sold	4,934,844	8,375,464
Reinvestment of distributions	2,554,999	4,243,800
Amount paid for shares redeemed	(9,065,784)	(66,230,935)

Total Class I	(1,575,941)	(53,611,671)

Capital Transactions – Class C
Proceeds from shares sold	37,493	266,046
Reinvestment of distributions	612,915	1,038,069
Amount paid for shares redeemed	(1,825,479)	(1,649,300)

Total Class C	(1,175,071)	(345,185)

Net increase (decrease) in net assets resulting from capital transactions	(2,751,012)	(53,956,856)

Total Increase (Decrease) in Net Assets	(2,020,869)	(68,085,639)

Net Assets
Beginning of year	37,352,399	105,438,038

End of year	$35,331,530	$37,352,399

Accumulated undistributed net investment income included in net assets at end of period	$24,117	$24,256

See accompanying notes which are an integral part of these financial statements.

CRAWFORD FUNDS

STATEMENTS OF CHANGES IN NET ASSETS – (continued)

	Crawford Dividend Growth Fund
	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015

Share Transactions – Class I
Shares sold	469,927	692,937
Shares issued in reinvestment of distributions	253,891	418,767
Shares redeemed	(870,310)	(5,619,981)

Total Class I	(146,492)	(4,508,277)

Share Transactions – Class C
Shares sold	3,611	22,065
Shares issued in reinvestment of distributions	61,550	104,868
Shares redeemed	(176,200)	(141,285)

Total Class C	(111,039)	(14,352)

Net decrease in shares outstanding	(257,531)	(4,522,629)

See accompanying notes which are an integral part of these financial statements.

CRAWFORD FUNDS

STATEMENTS OF CHANGES IN NET ASSETS – (continued)

	Crawford Dividend Opportunity Fund
	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$1,695,908	$1,530,659
Net realized gain (loss) on investment securities transactions	2,280,779	3,319,550
Net change in unrealized appreciation (depreciation) of investment securities	23,343,052	(7,543,708)

Net increase (decrease) in net assets resulting from operations	27,319,739	(2,693,499)

Distributions
From net investment income – Class I	(1,645,249)	(1,227,263)
From net investment income – Class C	(483)	(199	)(a)
From net realized gains – Class I	(365,234)	(5,303,492)
From net realized gains – Class C	(238)	(3,596	)(a)

Total distributions	(2,011,204)	(6,534,550)

Capital Transactions – Class I
Proceeds from shares sold	28,220,583	17,052,355
Reinvestment of distributions	1,728,999	5,725,405
Amount paid for shares redeemed	(3,226,397)	(5,969,923)

Total Class I	26,723,185	16,807,837

Capital Transactions – Class C
Proceeds from shares sold	76,007	67,036	(a)
Reinvestment of distributions	712	3,739	(a)
Amount paid for shares redeemed	(56,188)	–

Total Class C	20,531	70,775

Net increase (decrease) in net assets resulting from capital transactions	26,743,716	16,878,612

Total Increase (Decrease) in Net Assets	52,052,251	7,650,563

Net Assets
Beginning of year	89,137,675	81,487,112

End of year	$141,189,926	$89,137,675

Accumulated undistributed net investment income included in net assets at end of period	$67,249	$78,380

See accompanying notes which are an integral part of these financial statements.

CRAWFORD FUNDS

STATEMENTS OF CHANGES IN NET ASSETS – (continued)

	Crawford Dividend Opportunity Fund
	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015

Share Transactions – Class I
Shares sold	805,306	480,000
Shares issued in reinvestment of distributions	47,960	179,248
Shares redeemed	(92,142)	(184,107)

Total Class I	761,124	475,141

Share Transactions – Class C
Shares sold	1,910	1,891	(a)
Shares issued in reinvestment of distributions	19	119	(a)
Shares redeemed	(1,596)	–

Total Class C	333	2,010

Net decrease in shares outstanding	761,457	477,151

(a)	For the period April 29, 2015 (commencement of operations) to December 31, 2015.

See accompanying notes which are an integral part of these financial statements.

CRAWFORD FUNDS

STATEMENTS OF CHANGES IN NET ASSETS – (continued)

	Crawford Dividend Yield Fund
	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$254,123	$157,186
Net realized gain (loss) on investment securities transactions and foreign currency translations	13,445	(150,374)
Net change in unrealized appreciation (depreciation) of investment securities	806,312	(140,652)

Net increase (decrease) in net assets resulting from operations	1,073,880	(133,840)

Distributions
From net investment income – Class I	(250,797)	(162,855)
From net investment income – Class C	(22)	(5	)(a)

Total distributions	(250,819)	(162,860)

Capital Transactions – Class I
Proceeds from shares sold	5,974,976	2,450,066
Reinvestment of distributions	179,305	149,162
Amount paid for shares redeemed	(692,098)	(204,874)

Total Class I	5,462,183	2,394,354

Capital Transactions – Class C
Proceeds from shares sold	–	1,026	(a)

Total Class C	–	1,026

Net increase (decrease) in net assets resulting from capital transactions	5,462,183	2,395,380

Total Increase (Decrease) in Net Assets	6,285,244	2,098,680

Net Assets
Beginning of year	5,813,255	3,714,575

End of year	$12,098,499	$5,813,255

Accumulated undistributed net investment income included in net assets at end of period	$12,232	$5,794

See accompanying notes which are an integral part of these financial statements.

CRAWFORD FUNDS

STATEMENTS OF CHANGES IN NET ASSETS – (continued)

	Crawford Dividend Yield Fund
	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015

Share Transactions – Class I
Shares sold	236,957	100,123
Shares issued in reinvestment of distributions	7,138	6,152
Shares redeemed	(27,851)	(8,716)

Total Class I	216,244	97,559

Share Transactions – Class C
Shares sold	–	43	(a)
Shares issued in reinvestment of distributions	–	–
Shares redeemed	–	–

Total Class C	–	43

Net decrease in shares outstanding	216,244	97,602

(a)	For the period April 29, 2015 (commencement of operations) to December 31, 2015.

See accompanying notes which are an integral part of these financial statements.

CRAWFORD DIVIDEND GROWTH FUND – CLASS I

FINANCIAL HIGHLIGHTS

(For a share outstanding during each year)

	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Selected Per Share Data
Net asset value, beginning of year	$9.84	$12.68	$12.29	$10.59	$10.45

Investment operations:
Net investment income	0.16	0.27	0.23	0.19	0.23
Net realized and unrealized gain (loss)	1.39	(1.15)	0.74	2.65	0.94

Total from investment operations	1.55	(0.88)	0.97	2.84	1.17

Less distributions to shareholders:
From net investment income	(0.16)	(0.26)	(0.22)	(0.21)	(0.22)
From net realized gain	(1.24)	(1.70)	(0.36)	(0.93)	(0.81)

Total distributions	(1.40)	(1.96)	(0.58)	(1.14)	(1.03)

Net asset value, end of year	$9.99	$9.84	$12.68	$12.29	$10.59

Total Return (a)	15.76%	-6.86%	8.11%	27.26%	11.25%
Ratios and Supplemental Data
Net assets, end of year (000)	$29,829	$30,839	$96,860	$84,418	$61,509
Ratio of net expenses to average net assets	0.98%	0.92%	0.96%	0.98%	0.98%
Ratio of gross expenses to average net assets before waiver or recoupment	1.19%	0.92%	0.84%	0.89%	0.91%
Ratio of net investment income to average net assets	1.51%	1.97%	1.82%	1.65%	1.95%
Portfolio turnover rate	13%	24%	25%	34%	42%

(a)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

See accompanying notes which are an integral part of these financial statements.

CRAWFORD DIVIDEND GROWTH FUND – CLASS C

FINANCIAL HIGHLIGHTS – (continued)

(For a share outstanding during each year)

	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Selected Per Share Data
Net asset value, beginning of year	$9.77	$12.60	$12.23	$10.54	$10.41

Investment operations:
Net investment income	0.06	0.12	0.10	0.08	0.11
Net realized and unrealized gain (loss)	1.37	(1.10)	0.73	2.63	0.94

Total from investment operations	1.43	(0.98)	0.83	2.71	1.05

Less distributions to shareholders:
From net investment income	(0.05)	(0.15)	(0.10)	(0.09)	(0.11)
From net realized gain	(1.24)	(1.70)	(0.36)	(0.93)	(0.81)

Total distributions	(1.29)	(1.85)	(0.46)	(1.02)	(0.92)

Net asset value, end of year	$9.91	$9.77	$12.60	$12.23	$10.54

Total Return (a)	14.61%	-7.75%	6.96%	26.05%	10.09%
Ratios and Supplemental Data
Net assets, end of year (000)	$5,503	$6,514	$8,578	$8,939	$7,054
Ratio of net expenses to average net assets	1.98%	1.92%	1.96%	1.98%	1.98%
Ratio of gross expenses to average net assets before waiver or recoupment	2.19%	1.92%	1.84%	1.89%	1.91%
Ratio of net investment income to average net assets	0.51%	0.98%	0.81%	0.64%	0.99%
Portfolio turnover rate	13%	24%	25%	34%	42%

(a)	Total return in the above table represents the rate that a shareholder would have earned or lost on an investment in the Fund, assuming reinvestment of dividends. The returns stated do not include effect of the CDSC fee.

See accompanying notes which are an integral part of these financial statements.

CRAWFORD DIVIDEND OPPORTUNITY FUND – CLASS I

FINANCIAL HIGHLIGHTS – (continued)

(For a share outstanding during each period)

	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	For the Period Ended December 31, 2012(a)
Selected Per Share Data
Net asset value, beginning of period	$31.51	$34.65	$33.70	$25.39	$25.00

Investment operations:
Net investment income	0.52	0.54	0.40	0.33	0.20	(b)
Net realized and unrealized gain (loss)	7.90	(1.33)	1.57	9.12	0.28

Total from investment operations	8.42	(0.79)	1.97	9.45	0.48

Less distributions to shareholders:
From net investment income	(0.51)	(0.45)	(0.33)	(0.29)	(0.09)
From net realized gain	(0.10)	(1.90)	(0.69)	(0.85)	–

Total distributions	(0.61)	(2.35)	(1.02)	(1.14)	(0.09)

Net asset value, end of period	$39.32	$31.51	$34.65	$33.70	$25.39

Total Return (c)	26.95%	-2.30%	5.99%	37.53%	1.91	%(d)
Ratios and Supplemental Data
Net assets, end of period (000)	$141,098	$89,074	$81,487	$59,577	$8,746
Ratio of net expenses to average net assets	1.05%	1.03%	1.00%	1.00%	1.00	%(e)
Ratio of gross expenses to average net assets before waiver or recoupment by Advisor	1.33%	1.35%	1.36%	1.66%	6.90	%(e)
Ratio of net investment income to average net assets	1.61%	1.65%	1.39%	1.30%	3.04	%(e)
Portfolio turnover rate	31%	37%	24%	34%	6	%(d)

(a)	For the period September 26, 2012 (commencement of operations) to December 31, 2012.
(b)	Per share amounts calculated using average shares method.
(c)	Total return in the above table represents the rate that the shareholder would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(d)	Not annualized.
(e)	Annualized.

See accompanying notes which are an integral part of these financial statements.

CRAWFORD DIVIDEND OPPORTUNITY FUND – CLASS C

FINANCIAL HIGHLIGHTS – (continued)

(For a share outstanding during each period)

	Year Ended December 31, 2016	For the Period Ended December 31, 2015(a)
Selected Per Share Data
Net asset value, beginning of period	$31.48	$36.23

Investment operations:
Net investment income	0.14	0.13
Net realized and unrealized gain (loss)	7.93	(2.87)

Total from investment operations	8.07	(2.74)

Less distributions to shareholders:
From net investment income	(0.23)	(0.11)
From net realized gain	(0.10)	(1.90)

Total distributions	(0.33)	(2.01)

Net asset value, end of period	$39.22	$31.48

Total Return (b)	25.69%	-7.75	%(c)
Ratios and Supplemental Data
Net assets, end of period (000)	$92	$65
Ratio of net expenses to average net assets	2.05%	2.05	%(d)
Ratio of gross expenses to average net assets before waiver or recoupment by Advisor	2.33%	2.35	%(d)
Ratio of net investment income to average net assets	0.61%	0.57	%(d)
Portfolio turnover rate	31%	37	%(c)

(a)	For the period April 29, 2015 (commencement of operations) to December 31, 2015.
(b)	Total return in the above table represents the rate that the shareholder would have earned or lost on an investment in the Fund, assuming reinvestment of dividends. The returns stated do not include effect of the CDSC fee.
(c)	Not annualized.
(d)	Annualized.

See accompanying notes which are an integral part of these financial statements.

CRAWFORD DIVIDEND YIELD FUND – CLASS I

FINANCIAL HIGHLIGHTS – (continued)

(For a share outstanding during each period)

	Year Ended December 31, 2016	Year Ended December 31, 2015	For the Period Ended December 31, 2014(a)
Selected Per Share Data
Net asset value, beginning of period	$23.61	$24.99	$25.00

Investment operations:
Net investment income	0.72	0.76	0.12
Net realized and unrealized gain (loss)	2.54	(1.35)	(0.02	)(b)

Total from investment operations	3.26	(0.59)	0.10

Less distributions to shareholders:
From net investment income	(0.71)	(0.79)	(0.11)

Total distributions	(0.71)	(0.79)	(0.11)

Net asset value, end of period	$26.16	$23.61	$24.99

Total Return (c)	14.01%	-2.43%	0.38	%(d)
Ratios and Supplemental Data
Net assets, end of period (000)	$12,097	$5,812	$3,715
Ratio of net expenses to average net assets	1.00%	1.00%	1.00	%(e)
Ratio of gross expenses to average net assets before waiver or recoupment by Advisor	3.36%	5.30%	11.61	%(e)
Ratio of net investment income to average net assets	2.92%	3.24%	3.91	%(e)
Portfolio turnover rate	43%	36%	9	%(d)

(a)	For the period November 14, 2014 (commencement of operations) to December 31, 2014.
(b)	The amount shown for a share outstanding throughout the period does not accord with the aggregate gains and losses in the portfolio securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(c)	Total return in the above table represents the rate that the shareholder would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(d)	Not annualized.
(e)	Annualized.

See accompanying notes which are an integral part of these financial statements.

CRAWFORD DIVIDEND YIELD FUND – CLASS C

FINANCIAL HIGHLIGHTS – (continued)

(For a share outstanding during each period)

	Year Ended December 31, 2016	For the Period Ended December 31, 2015(a)
Selected Per Share Data
Net asset value, beginning of period	$23.57	$25.72

Investment operations:
Net investment income	0.49	0.46
Net realized and unrealized gain (loss)	2.51	(2.10)

Total from investment operations	3.00	(1.64)

Less distributions to shareholders:
From net investment income	(0.48)	(0.51)

Total distributions	(0.48)	(0.51)

Net asset value, end of period	$26.09	$23.57

Total Return (b)	12.83%	-6.38	%(c)
Ratios and Supplemental Data
Net assets, end of period (000)	$1	$1
Ratio of net expenses to average net assets	2.00%	2.00	%(d)
Ratio of gross expenses to average net assets before waiver or recoupment by Advisor	4.36%	6.30	%(d)
Ratio of net investment income to average net assets	1.92%	3.28	%(d)
Portfolio turnover rate	43%	36	%(c)

(a)	For the period April 29, 2015 (commencement of operations) to December 31, 2015.
(b)	Total return in the above table represents the rate that the shareholder would have earned or lost on an investment in the Fund, assuming reinvestment of dividends. The returns stated do not include effect of the CDSC fee.
(c)	Not annualized.
(d)	Annualized.

See accompanying notes which are an integral part of these financial statements.

CRAWFORD FUNDS

NOTES TO THE FINANCIAL STATEMENTS

December 31, 2016

NOTE 1. ORGANIZATION

Crawford Dividend Growth Fund (“Dividend Growth Fund”), Crawford Dividend Opportunity Fund (“Dividend Opportunity Fund”) and Crawford Dividend Yield Fund (“Dividend Yield Fund”) (each a “Fund” and collectively, the “Funds”) are each a diversified series of Unified Series Trust (the “Trust”). The Dividend Growth Fund was organized on December 7, 2003. The Dividend Opportunity Fund was organized on June 21, 2012. The Dividend Yield Fund was organized on May 19, 2014. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The Funds are series of funds currently authorized by the Board of Trustees (the “Board”). The investment advisor to the Funds is Crawford Investment Counsel, Inc. (the “Advisor”). The investment objective of the Dividend Growth Fund is to provide total return. The investment objective of the Dividend Opportunity Fund is to provide attractive long-term total return with below market risk as measured by standard deviation in comparison with the Russell 2000® Index. The investment objective of the Dividend Yield Fund is to provide attractive long-term total return with above average dividend yield, in comparison with the Russell 1000® Value Index. Total return is comprised of both capital appreciation and income.

The Funds each currently offer two classes of shares: Class C and Class I. Dividend Growth Fund Class I shares were first offered to the public on January 5, 2004; and Dividend Growth Fund Class C shares were first offered to the public on January 27, 2004. Dividend Opportunity Fund Class I shares were first offered to the public on September 26, 2012; and Dividend Opportunity Fund Class C shares were first offered to the public on April 29, 2015. Dividend Yield Fund Class I shares were first offered to the public on November 14, 2014; and Dividend Yield Fund Class C shares were first offered to the public on April 29, 2015. On matters that affect the Funds as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or on matters expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole. Each share represents an equal proportionate interest in the assets and liabilities belonging to the Funds and is entitled to such dividends and distributions out of income belonging to the Funds as are declared by the Board.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities Valuation – All investments in securities are recorded at their estimated fair value as described in Note 3.

CRAWFORD FUNDS

NOTES TO THE FINANCIAL STATEMENTS – (continued)

December 31, 2016

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

Foreign Currency Translation – The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange each business day to determine the value of investments, and other assets and liabilities. Purchases and sales of foreign securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuation arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments.

Federal Income Taxes – The Funds make no provision for federal income or excise tax. The Funds have qualified and intend to qualify each year as regulated investment companies (“RICs”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of their taxable income. The Funds also intend to distribute sufficient net investment income and net capital gains, if any, so that they will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Funds could incur a tax expense.

The Funds recognize tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last three tax year ends and the interim tax period since then, as applicable) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements and does not expect this to change over the next twelve months. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Funds did not incur any interest or penalties.

Allocations – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds by or under the direction of the Board in such a manner as the Board determine to be fair and equitable. Expenses attributable to any class are borne by that class. Income, expenses (other than class specific expenses) and unrealized and realized gains and losses are allocated to each class based on the net assets of that class in relation to the relative net assets of the Funds.

Security Transactions and Related Income – The Funds follow industry practice and record security transactions on the trade date for financial reporting purposes. The specific identification method is used for determining gains or losses for financial statement and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized over the remaining life of the respective investments using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Dividends and Distributions – The Funds intend to distribute substantially all of its net investment income, its net realized long term capital gains and its net realized short term capital gains, if any, at least annually. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. Where such differences are permanent in nature; they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications

CRAWFORD FUNDS

NOTES TO THE FINANCIAL STATEMENTS – (continued)

December 31, 2016

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

will have no effect on net assets, results of operations, or net asset values per share of the Funds. For the year ended December 31, 2016, the Funds made the following reclassifications to increase/(decrease) the components of net assets:

	Paid in Capital	Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gain
Dividend Growth Fund	$–	$–	$–
Dividend Opportunity Fund	858	(61,307)	60,449
Dividend Yield Fund	(953)	(2,254)	3,207

Contingent Deferred Sales Charges – With respect to Funds’ Class C Shares, there is no initial sales charge on purchases. However, a contingent deferred sales charge (“CDSC”) of 1.00%, based on the lower of the shares’ cost or current net asset value (“NAV”), will be imposed on such purchases if the shares are redeemed within 12 months of purchase. Any shares acquired by reinvestment of distributions will be redeemed without a CDSC. In determining whether a CDSC is payable, the Funds will first redeem shares not subject to any charge.

Regulatory Updates – In October 2016, the Securities and Exchange Commission (SEC) adopted amendments to Regulation S-X which will impact financial statement presentation, particularly the presentation of derivative investments. Although still evaluating the impact, management believes that many of the Regulation S-X amendments are consistent with the Funds’ current financial statement presentation and expects that the Funds will be able to comply with the amendments by the August 1, 2017 compliance date.

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that the Funds would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value such as a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below.

•

Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

CRAWFORD FUNDS

NOTES TO THE FINANCIAL STATEMENTS – (continued)

December 31, 2016

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

•

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including common stocks and real estate investment trusts, are generally valued at the last quoted sale price on the security’s primary exchange. Lacking a last sale price, an exchange traded security is generally valued at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. When using the market quotations and when the market is considered active, the security is classified as a Level 1 security. In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Funds value their securities and other assets at fair value in accordance with procedures established by and under the general supervision of the Board. Under these procedures, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the mutual funds. These securities will be categorized as Level 1 securities.

In accordance with the Trust’s valuation policies, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Advisor would be the amount which each Fund might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair value pricing is permitted if, in the Advisor’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Advisor is aware of any other data that calls into question the reliability of market quotations.

CRAWFORD FUNDS

NOTES TO THE FINANCIAL STATEMENTS – (continued)

December 31, 2016

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2016:

	Valuation Inputs
Investments	Level 1	Level 2	Level 3	Total
Dividend Growth Fund
Investment Securities:
Common Stocks*	$34,509,094	$–	$–	$34,509,094
Money Market Funds	820,105	–	–	820,105

Total Investment Securities	35,329,199	–	–	35,329,199

Dividend Opportunity Fund
Investment Securities:
Common Stocks*	$137,431,021	$–	$–	$137,431,021
Money Market Funds	3,539,876	–	–	3,539,876

Total Investment Securities	140,970,897	–	–	140,970,897

Dividend Yield Fund
Investment Securities:
Common Stocks*	$11,767,401	$–	$–	$11,767,401
Money Market Funds	544,594	–	–	544,594

Total Investment Securities	12,311,995	–	–	12,311,995

*	Refer to Schedule of Investments for industry classifications.

The Funds did not hold any investments at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. During the fiscal year ended December 31, 2016, there were no transfers between any levels as of December 31, 2016 based on input levels assigned at December 31, 2015.

CRAWFORD FUNDS

NOTES TO THE FINANCIAL STATEMENTS – (continued)

December 31, 2016

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor, under the terms of the management agreement with the Trust with respect to each Fund (each an “Agreement”), manages the Funds’ investments. As compensation for its management services, each Fund is obligated to pay the Advisor a fee based on each Fund’s average daily net assets as follows:

	Dividend Growth Fund	Dividend Opportunity Fund	Dividend Yield Fund
Management fee rate	0.50%	1.00%	1.00%
Management fees earned	$184,326	$1,055,874	$86,935
Fees recouped (waived)	$(75,445)	$(295,533)	$(187,247)

The Advisor contractually has agreed to waive its management fee and reimburse certain operating expenses, but only to the extent necessary so that each Fund’s total annual operating expenses (excluding brokerage fees and commissions, borrowing costs, taxes, 12b-1 fees, acquired fund fees and expenses and extraordinary litigation expenses) do not exceed 0.98% of the Fund’s average daily net assets with respect to the Dividend Growth Fund, 1.05% of the Fund’s average daily net assets with respect to the Dividend Opportunity Fund, and 1.00% with respect to the Dividend Yield Fund. The contractual arrangement for the Funds is in place through April 30, 2017. At December 31, 2016, the Advisor owed $6,134 of fee waivers and expense reimbursements to the Dividend Yield Fund.

Each waiver or reimbursement by the Adviser is subject to repayment by the applicable Fund within the three fiscal years following the fiscal year in which the particular expense or reimbursement was incurred; provided that such Fund is able to make the repayment without exceeding the applicable expense limitation.

The amounts subject to repayment by the Funds, pursuant to the aforementioned conditions, at December 31, 2016, were as follows:

Fund	Amount	Expires December 31,
Dividend Growth Fund	$75,445	2019

Dividend Opportunity Fund	205,138	2017
	285,839	2018
	295,533	2019

Dividend Yield Fund	37,969	2017
	161,280	2018
	187,247	2019

The Trust retains Ultimus Asset Services, LLC (“Ultimus”), to provide the Funds with administration, fund accounting and transfer agent services, including all regulatory reporting. Expenses incurred by the Funds for these expenses are allocated to the individual Funds based on each Fund’s relative net assets (subject to monthly minimum fees). Ultimus has contractually agreed to waive 50% of all servicing fees related to the Dividend Yield Fund for the period August 1, 2016 through July 31, 2017. For the year ended December 31, 2016, fees for administration, transfer agent, and fund accounting services, and the amounts due to Ultimus at December 31, 2016 were as follows:

	Growth Fund	Opportunity Fund	Yield Fund
Administration expenses	$39,261	$93,899	$35,058
Transfer agent expenses	31,002	24,346	22,563
Fund accounting expenses	27,859	53,582	25,874
Ultimus waived fees	–	–	(18,545)
Payable to Ultimus	10,694	15,254	3,718

CRAWFORD FUNDS

NOTES TO THE FINANCIAL STATEMENTS – (continued)

December 31, 2016

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – continued

The Board supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. The Chairman of the Board and more than 75% of the Trustees are “Independent Trustees,” which means that they are not “interested persons” as defined in the 1940 Act of the Trust. Each Trustee of the Trust receives annual compensation of $1,800 per Fund from the Trust. The Independent Chairman of the Board and the Chairman of the Audit Committee received annual compensation of $2,250 per Fund from the Trust. Trustees also receive $1,000 for attending each special in-person meeting. In addition, the Trust reimburses Trustees for out-of-pocket expense incurred in conjunction with attendance at meetings.

Certain officers of the Trust are employees of Ultimus Fund Solutions, LLC or Unified Financial Securities, LLC (the “Distributor”). The Distributor acts as the principal distributor of the Funds’ shares. Both Ultimus and the Distributor operate as wholly owned subsidiaries of Ultimus Fund Solutions, LLC. An officer of the Trust is an officer of the Distributor; such person may be deemed to be an affiliate of the Distributor.

The Board has engaged on behalf of the Trust a full-time Chief Compliance Officer (“CCO”) who is responsible for overseeing compliance risks. He reports to the Board at least quarterly any material compliance items that have arisen, and annually he provides to the Board a comprehensive compliance report outlining the effectiveness of compliance policies and procedures of the Trust and its service providers. The CCO receives an annual salary compensation from the Trust plus reimbursement for out of pocket expenses. During the fiscal year ended December 31, 2016, the Funds were allocated $29,929 of the CCO salary.

The Trust, with respect to each Fund, have adopted a Class C Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, a Fund pays a fee to the Distributor, the Advisor or other financial institutions of 1.00% of the Class C’s average daily net assets (0.75% to help defray the cost of distributing Class C shares and 0.25% for servicing the Class C shareholders) attributable to that Fund in connection with the promotion and distribution of the Fund’s Class C shares or the provision of personal services to Class C shareholders. These services include, but are not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, the printing and mailing of sales literature and servicing shareholder accounts (“12b-1 Expenses”). The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 Expenses actually incurred. Pursuant to the Plan, the Board reviews, at least quarterly, a written report of the distribution expenses incurred on behalf of the Funds under the Plan. For the year ended December 31, 2016, the Class C shares incurred 12b-1 Expenses as follows:

	Dividend Growth Fund	Dividend Opportunity Fund	Dividend Yield Fund
12b-1 Expenses	$59,377	$458	$11
Payable to Distributor	13,769	72	3

NOTE 5. INVESTMENT TRANSACTIONS

For the fiscal year ended December 31, 2016, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations, were as follows:

	Growth Fund	Opportunity Fund	Yield Fund
Purchases	$4,730,240	$56,223,068	$9,017,498
Sales	11,600,789	31,959,497	3,691,888

CRAWFORD FUNDS

NOTES TO THE FINANCIAL STATEMENTS – (continued)

December 31, 2016

NOTE 5. INVESTMENT TRANSACTIONS – continued

There were no purchases or sales of long-term U.S. government obligations during the year ended December 31, 2016 for any of the Funds.

NOTE 6. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a) (9) of the Investment Company Act of 1940. At December 31, 2016, Charles Schwab & Co. (“Charles Schwab”), for the benefit of its customers, owned 29.45%, 64.45% and 51.32% of the Crawford Dividend Growth Fund, Crawford Dividend Opportunity Fund and Crawford Dividend Yield Fund, respectively. As a result, Charles Schwab may be deemed to control the Funds.

NOTE 7. FEDERAL TAX INFORMATION

At December 31, 2016, the net unrealized appreciation (depreciation) of investments for tax purposes was as follows:

Fund	Gross Appreciation	Gross (Depreciation)	Net Unrealized Appreciation (Depreciation) on Investments	Tax Cost
Dividend Growth Fund	$11,732,613	$(13,703)	$11,718,910	$23,610,289
Dividend Opportunity Fund	29,461,476	(3,603,602)	25,857,874	115,113,023
Dividend Yield Fund	932,931	(311,972)	620,959	11,691,036

The tax character of distributions paid during the fiscal year ended December 31, 2016, was as follows:

	Distributions Paid From
Fund	Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
Dividend Growth Fund – Class I	$468,805	$3,522,632	$3,991,437
Dividend Growth Fund – Class C	29,826	613,492	643,318
Dividend Opportunity Fund – Class I	1,873,738	136,745	2,010,483
Dividend Opportunity Fund – Class C	632	89	721
Dividend Yield Fund – Class I	250,797	–	250,797
Dividend Yield Fund – Class C	22	–	22

The tax character of distributions paid during the fiscal year ended December 31, 2015, was as follows:

	Distributions Paid From
Fund	Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
Dividend Growth Fund – Class I	$1,311,280	$5,395,489	$6,706,769
Dividend Growth Fund – Class C	94,745	972,872	1,067,617
Dividend Opportunity Fund – Class I	3,220,840	3,309,915	6,530,755
Dividend Opportunity Fund – Class C	1,551	2,244	3,795
Dividend Yield Fund – Class I	162,855	–	162,855
Dividend Yield Fund – Class C	5	–	5

CRAWFORD FUNDS

NOTES TO THE FINANCIAL STATEMENTS – (continued)

December 31, 2016

NOTE 7. FEDERAL TAX INFORMATION – continued

At December 31, 2016, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Fund	Accumulated undistributed ordinary income	Accumulated undistributed long-term capital gains	Accumulated capital and other losses	Unrealized appreciation (depreciation)	Total
Dividend Growth Fund	$19,237	$561,505	$–	$11,718,910	$12,299,652
Dividend Opportunity Fund	294,653	1,190,298	–	25,857,874	27,342,825
Dividend Yield Fund	–	–	(85,528)	620,959	535,431

The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to: tax deferral of losses on wash sales, differences related to partnership investments and the return of capital adjustments from underlying investments.

As of December 31, 2016, the Dividend Yield Fund has available for tax purposes an unused capital loss carryforward of $38,217 of short-term and $47,311 long-term capital losses with no expiration, which is available to offset against future taxable net capital gains. To the extent that these carryforwards are used to offset future gains, it is probable that the amount offset will not be distributed to shareholders. For the tax year ended December 31, 2016, the Dividend Yield Fund utilized $61,511 of capital loss carryforward.

NOTE 8. COMMITMENTS AND CONTINGENCIES

The Funds indemnify their officers and trustees for certain liabilities that may arise from the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds entered into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred.

NOTE 9. SUBSEQUENT EVENTS

Management has evaluated events or transactions from December 31, 2016, through the date these financial statements were issued, that would merit recognition or disclosure in the financial statements. There were no subsequent events to report that would have a material impact in the Funds’ financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders

of the Crawford Dividend Growth Fund, Crawford Dividend Opportunity Fund,

and the Crawford Dividend Yield Fund of the Unified Series Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Crawford Dividend Growth Fund, Crawford Dividend Opportunity Fund, and the Crawford Dividend Yield Fund (the “Funds”), each a series of the Unified Series Trust, as of December 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights presented herein for the Crawford Dividend Growth Fund and Crawford Dividend Opportunity Fund for the years ended December 31, 2012 and December 31, 2012, respectively and prior were audited by another registered public accounting firm whose reports dated February 26, 2013 and February 26, 2013, respectively, expressed unqualified opinions on those financial statements.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of December 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Cincinnati, Ohio

February 27, 2017

SUMMARY OF FUNDS’ EXPENSES – (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees, distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2016 to December 31, 2016.

Actual Expenses

The first line of each table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses should not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

SUMMARY OF FUNDS’ EXPENSES – (Unaudited) (continued)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the “Hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During the Period (1)	Annualized Expense Ratio
Crawford Dividend Growth Fund – Class I
Actual	$1,000.00	$1,064.60	$5.09	0.98%
Hypothetical (2)	$1,000.00	$1,020.21	$4.98	0.98%
Crawford Dividend Growth Fund – Class C
Actual	$1,000.00	$1,059.80	$10.25	1.98%
Hypothetical (2)	$1,000.00	$1,015.18	$10.03	1.98%
Crawford Dividend Opportunity Fund – Class I
Actual	$1,000.00	$1,175.30	$5.74	1.05%
Hypothetical (2)	$1,000.00	$1,019.86	$5.33	1.05%
Crawford Dividend Opportunity Fund – Class C
Actual	$1,000.00	$1,169.60	$11.18	2.05%
Hypothetical (2)	$1,000.00	$1,014.83	$10.38	2.05%
Crawford Dividend Yield Fund – Class I
Actual	$1,000.00	$1,040.20	$5.13	1.00%
Hypothetical (2)	$1,000.00	$1,020.11	$5.08	1.00%
Crawford Dividend Yield Fund – Class C
Actual	$1,000.00	$1,034.90	$10.23	2.00%
Hypothetical (2)	$1,000.00	$1,015.08	$10.13	2.00%

(1)	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The annualized expense ratios reflect reimbursement of expenses by the Funds’ Adviser for the period beginning July 1, 2016 to December 31, 2016. The “Financial Highlights” tables in the Funds’ financial statements, included in the report, also show the gross expense ratios, without such reimbursements.

(2)	Assumes a 5% annual return before expenses.

OTHER FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you received in January 2017 shows the tax status of all distributions paid to your account in calendar year 2016. Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

For the year ended December 31, 2016, the following Funds paid qualified dividend income:

Fund	Qualified Dividend Income
Dividend Growth Fund	100%
Dividend Opportunity Fund	100%
Dividend Yield Fund	100%

For the taxable year ended December 31, 2016, the following percentage of ordinary income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

Fund	Dividends Received Deduction
Dividend Growth Fund	100%
Dividend Opportunity Fund	100%
Dividend Yield Fund	100%

The Funds designate the following amounts as long-term capital gains distributions. The amounts designated may not agree with long term capital gains in the tax character of distribution table due to utilization of earnings and profits distributed to shareholders on redemption of shares.

Fund	Long Term Capital Gains Paid Amount
Dividend Growth Fund	$4,136,124
Dividend Opportunity Fund	136,834
Dividend Yield Fund	–

TRUSTEES AND OFFICERS (Unaudited)

GENERAL QUALIFICATIONS. The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. The Chairman of the Board and more than 75% of the Trustees are “Independent Trustees,” which means that they are not “interested persons” (as defined in the 1940 Act) of the Trust or any adviser, sub-adviser or distributor of the Trust.

The following table provides information regarding the Independent Trustees.

Name, Address*, (Year of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (1947) Chairman of the Audit and Pricing Committees; Independent Trustee, December 2002 to present

Current: President and founder of Hippenstiel Investment Counsel LLC, a registered investment advisor, since November 2008.

Previous: Chairman of investment committee for the Diana Davis Spencer Foundation from October 2011 to May 2014; Chairman and Founder, Constitution Education Foundation from February 2011 to December 2016.

Stephen A. Little (1946) Chairman, December 2004 to December 2016; Independent Trustee, December 2002 to present	Current: President and founder of The Rose, Inc., a registered investment advisor, since April 1993.

Daniel J. Condon (1950) Independent Trustee, December 2002 to present	Previous: Executive Advisor of Standard Steel LLC, a Railway manufacturing supply company, Jan. 2016-Dec. 2016; Chief Executive Officer of Standard Steel LLC, Aug. 2011- Dec. 2015; Director of Standard Steel Holdings Co., which owns Standard Steel LLC, Aug. 2011- Dec. 2016; President and CEO of International Crankshaft Inc., an automotive supply manufacturing company, 2004 to Aug. 2011; Director of International Crankshaft Inc., 2004 to Dec. 2016; Chairman of SMI Crankshaft, an automotive and truck supply company from July 2010 to Aug. 2011.

Ronald C. Tritschler (1952) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006	Current: Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director of First State Financial, a full-service bank, since 1998; Chairman of The Lexington Convention and Visitors’ Bureau since 2011; Board of Directors of The Lexington Chamber of Commerce since January 2017.

Kenneth G.Y. Grant (1949) Chairman, January 2017 to present; Independent Trustee, May 2008 to present	Current: Executive Vice President and Chief Officer, Corporate Development for Global Trust Company, a nondepository trust company, since 2008, Advisors Charitable Gift Fund since May 2005, Northeast Retirement Services, Inc., a provider of retirement and charitable services products, since February 2003 and Savings Banks Employees Retirement Association, a provider of qualified retirement benefit plans, since February 2003; Director, Lift Up Africa since 2008; Chair Investment Committee since January 2011 and past Chair, Board of Directors of Massachusetts Council of Churches; Member, Presbytery of Boston, Presbyterian Church (U.S.A.) since June 1975.

*	The address for each Trustee is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.
**	The Trust currently consists of 17 series.

TRUSTEES AND OFFICERS (Unaudited) (continued)

The following table provides information regarding the interested Trustee and the Officers of the Trust.

Name, Address*, (Year of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Nancy V. Kelly (1955)*** Trustee, November 2007 to present	Current: Executive Vice President of Huntington National Bank, the Trust’s custodian, since December 2001; Director, Wedgewood Golf & Country Club since October 2008; Director, Greenlawn Cemetery since October 2007; Director, Directions for Youth and Families, a social service agency, since August 2006.

David R. Carson (1958) President, January 2016 to present

Current: Vice President and Director of Client Strategies of Ultimus Fund Solutions, LLC since 2013; President, Ultimus Managers Trust (“UMT”) since October 2013.

Previous: Vice President, UMT (April 2013 to October 2013); Chief Compliance Officer, The Huntington Funds (2005 to 2013), Huntington Strategy Shares (2012 to 2013), and Huntington Asset Advisors (2013); Vice President, Huntington National Bank (2001 to 2013).

Bo Howell (1981) Vice President of Legal Services and Secretary, January 2016 to present

Current: Vice President, Director of Fund Administration for Ultimus Fund Solutions, LLC since 2014; Secretary, UMT since 2015.

Previous: Assistant Secretary, UMT (2014); Counsel – Securities and Mutual Funds for Western & Southern Financial Group (2012 to 2014); U.S. Securities and Exchange Commission, Senior Counsel (2009 to 2012).

John C. Swhear (1961) Vice President, January 2016 to present

Current: Assistant Vice President and Associate Director of Compliance, Ultimus Fund Solutions, LLC since 2015; Chief Compliance Officer, Unified Financial Securities, LLC since May 2007; Chief Compliance Officer and AML Officer, Capitol Series Trust since September 2013; Chief Compliance Officer, AML Officer and Vice President, Valued Advisers Trust since May 2007.

Previous: Vice President of Legal Administration, Compliance and Risk for Huntington Asset Services, Inc. (n/k/a Ultimus Asset Services, LLC), the Trust’s administrator, (April 2007 to December 2015), Director (May 2014 to December 2015); President, Unified Series Trust (August 2013 to January 2016), Interim President (March 2012 to August 2013), Senior Vice President of Unified Series Trust (May 2007 to March 2012); Secretary of Huntington Funds (April 2010 to February 2012).

Zachary P. Richmond (1980) Treasurer and Chief Financial Officer, November 2014 to present	Current: Assistant Vice President, Associate Director of Financial Administration for Ultimus Fund Solutions, LLC since December 2015; Treasurer and Chief Financial Officer of Capitol Series Trust since August 2014; Treasurer and Chief Financial Officer of Commonwealth International Series Trust since September 2015.

TRUSTEES AND OFFICERS (Unaudited) (continued)

Name, Address*, (Year of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Previous: Manager, Fund Administration, Huntington Asset Services, Inc. (January 2011 to December 2015); Interim Treasurer and Chief Financial Officer of Unified Series Trust (August 2014 to November 2014); Assistant Treasurer of Unified Series Trust (May 2011 to August 2014).

Lynn E. Wood (1946) Chief Compliance Officer, October 2004 to present	Current: Managing Member, Buttonwood Compliance Partners, LLC, since May 2013; Chief Compliance Officer of Unified Series Trust, since October, 2004

*	The address for each Trustee and officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.
**	The Trust currently consists of 17 series.
***	Ms. Kelly may be deemed an interested trustee because she is an officer of an entity that until December 2015 was under common control with Unified Financial Securities, LLC, one of the Trust’s distributors. The Board reviewed and approved this arrangement.

MANAGEMENT AGREEMENT RENEWAL (Unaudited)

The Crawford Dividend Growth Fund, the Crawford Dividend Opportunity Fund, and the Crawford Dividend Yield Fund (together, the “Crawford Funds” and each, a “Fund”) are series of Unified Series Trust (the “Trust”). The Trust’s Board of Trustees oversees the management of the Funds and, as required by law, determines annually whether to approve the continuance of the Fund’s management agreements with their investment adviser, Crawford Investment Counsel, Inc. (“Crawford”).

The Board of Trustees, with the assistance of the Board’s Advisory Contract Renewal Committee (the “Committee”), requests and evaluates all information that the Trustees deem reasonably necessary under the circumstances in connection with this annual contract review.

The Committee convened on July 12, 2016 via teleconference to consider the renewal of the management agreements between the Trust and Crawford on behalf of the Funds. In advance of the Committee meeting, each Trustee received and reviewed materials compiled by Ultimus Asset Services, LLC, the Trust’s administrator (“UAS”). After discussing the materials, the Committee interviewed Crawford’s Chief Compliance Officer and one of its Research Analysts.

At the Board’s August 15, 2016 in-person meeting, the Trustees, including the Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940) of the Trust or Crawford, approved the continuation of the management agreements between the Trust and Crawford on behalf of the Funds for an additional year. The Trustees’ approval of the Funds’ management agreements was based on a consideration of all the information provided to the Trustees, and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated this information differently, ascribing different weights to various factors. Because the Funds’ management agreements are reviewed and considered by the Board on an annual basis, the Trustees’ determinations may be based, in part, on their consideration of the management agreements in previous years.

(i)	The Nature, Extent, and Quality of Services. The Trustees considered information regarding the nature, extent, and quality of services that Crawford provides to the Crawford Funds. The Trustees considered that these services include, but are not limited to, providing a continuous investment program for the Crawford Funds, adhering to the Crawford Funds’ investment restrictions, complying with the Trust’s policies and procedures, and voting proxies on behalf of the Crawford Funds. The Trustees considered the qualifications and experience of the individuals at Crawford who provide services to the Crawford Funds. The Trustees determined that Crawford’s resources appear adequate and concluded that they were satisfied with the nature, extent, and quality of investment management services provided by Crawford to the Crawford Funds.

(ii)

Fund Performance. The Trustees next reviewed and discussed the Crawford Dividend Growth Fund’s performance for periods ended June 30, 2016. The Trustees considered that the Crawford Dividend Growth Fund’s Class I shares had outperformed the Fund’s primary benchmark, the S&P 500 Index, and the Fund’s secondary benchmark, the Russell 1000® Value Index, for the year-to-date and one-year periods, but had underperformed its benchmarks for the three- and five-year periods. The Trustees also noted that the Fund’s Class I shares had outperformed the average return of its Morningstar Large Blend category over the year-to-date and one-year period, but had underperformed its category for the three-year and five-year periods.

The Trustees next reviewed and discussed the Crawford Dividend Opportunity Fund’s performance for periods ended June 30, 2016. The Trustees considered that the Crawford Dividend Opportunity Fund’s Class I shares had outperformed the Fund’s benchmark, the Russell 2000® Index, for the year-to-date, one- and three-year periods. The Trustees also noted that the Fund’s Class I shares had outperformed the average return of its Morningstar Small Blend category over the year-to-date, one-year and three-year periods.

MANAGEMENT AGREEMENT RENEWAL (Unaudited) – (continued)

The Trustees next reviewed and discussed the Crawford Dividend Yield Fund’s performance for periods ended June 30, 2016. The Trustees considered that the Crawford Dividend Yield Fund’s Class I shares had outperformed the Fund’s benchmark, the Russell 1000® Value Index, for the year-to-date and one-year periods. The Trustees also noted that the Fund’s Class I shares had outperformed the average return of its Morningstar Large Value category over the year-to-date and one-year periods.

(iii)	Fee Rate and Profitability. The Trustees observed that the Crawford Dividend Growth Fund’s gross management fee and total net expenses for Class I shares were below its peer group average and median. The Trustees considered that, effective through April 30, 2017, Crawford has agreed to waive its management fee and/or reimburse expenses of the Crawford Dividend Growth Fund to the extent that its total annual operating expenses (excluding certain expenses) exceed 0.98%.

The Trustees observed that the Crawford Dividend Opportunity Fund’s gross management fee was above its peer group average and median and that its total net expenses were below its peer group average and median. The Trustees considered that, effective through April 30, 2017, Crawford has agreed to waive its management fee and/or reimburse expenses of the Crawford Dividend Opportunity Fund to the extent that its total annual operating expenses (excluding certain expenses) exceed 1.05%.

The Trustees observed that the Crawford Dividend Yield Fund’s gross management fee was above its peer group average and median and that its total net expenses were slightly below its peer group average but above the peer group median. The Trustees considered that, effective through April 30, 2017, Crawford has agreed to waive its management fee and/or reimburse expenses of the Dividend Yield Fund to the extent that its total annual operating expenses (excluding certain expenses) exceed 1.00%.

The Trustees reviewed the profitability analysis prepared by Crawford with respect to its management of each Crawford Fund, which showed that Crawford is earning a reasonable profit from managing the Dividend Growth Fund and Dividend Opportunity Fund, and is not earning a profit from managing the Dividend Yield Fund. The Trustees also considered information from Crawford regarding its fee schedule for separate accounts managed using its similar strategies. The Trustees also considered the differences in services provided by Crawford to the Crawford Funds in comparison to those typically provided to separate accounts.

The Trustees also recalled their review of the Crawford Funds’ 12b-1 plans at its November 2015 Board meeting. Additionally, the Trustees considered other potential benefits that Crawford may receive in connection with management of the Crawford Funds. These benefits include third-party research obtained by soft dollars, which may be used to benefit the Crawford Funds along with Crawford’s other advisory clients.

The Trustees concluded, for each Crawford Fund, that the current management fee for the Fund represents reasonable compensation in light of the nature and quality of services being provided to the Fund, the fees paid by competitive mutual funds, and the costs incurred by Crawford in providing services to the Fund.

(iv)	Economies of Scale. In determining the reasonableness of each Crawford Fund’s advisory fee, the Trustees also considered the extent to which Crawford will realize economies of scale as each Crawford Fund grows larger. The Trustees determined that Crawford is not realizing benefits from economies of scale in managing any of the Crawford Funds to such an extent that the management fee should be reduced or that breakpoints in the management fee schedule should be implemented at this time.

OTHER INFORMATION

The Funds’ Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (800) 431-1716 to request a copy of the SAI or to make shareholder inquiries.

PROXY VOTING

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how each Fund voted those proxies during the most recent twelve month period ended June 30 is available without charge upon request by (1) calling the Funds at (800) 431-1716 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Kenneth G.Y. Grant, Chairman

Stephen A. Little

Daniel J. Condon

Gary E. Hippenstiel

Nancy V. Kelly

Ronald C. Tritschler

OFFICERS

David R. Carson, President

Zachary P. Richmond, Treasurer and Chief Financial

    Officer

Lynn E. Wood, Chief Compliance Officer

Bo Howell, Secretary

INVESTMENT ADVISOR

Crawford Investment Counsel, Inc.

600 Galleria Parkway NW

Suite 1650

Atlanta, GA 30339

DISTRIBUTOR

Unified Financial Securities, LLC

9465 Counselors Row, Suite 200

Indianapolis, IN 46240

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP

800 Yard Street, Suite 200

Grandview Heights, OH 43212

LEGAL COUNSEL

Thompson Hine LLP

312 Walnut St., 14th Floor

Cincinnati, OH 45202

CUSTODIAN

Huntington National Bank

41 South Street

Columbus, OH 43125

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Ultimus Asset Services, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, LLC

Member FINRA/SIPC

PRIVACY POLICY

The following is a description of the Funds’ policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

•	Information the Fund receives from you on applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, and date of birth); and

•	Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, cost basis information, and other financial information).

Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to service providers (such as the Fund’s custodian, administrator, transfer agent, accountant and legal counsel) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Disposal of Information. The Fund, through its transfer agent, has taken steps to reasonably ensure that the privacy of your nonpublic personal information is maintained at all times, including in connection with the disposal of information that is no longer required to be maintained by the Fund. Such steps shall include, whenever possible, shredding paper documents and records prior to disposal, requiring off-site storage vendors to shred documents maintained in such locations prior to disposal, and erasing and/or obliterating any data contained on electronic media in such a manner that the information can no longer be read or reconstructed.

Miles Capital Alternatives

Advantage Fund

Annual Report

December 31, 2016

Fund Investment Adviser:

Miles Capital, Inc.

1415 28th Street, Suite 200

West Des Moines, Iowa 50266

Management Discussion of Fund Performance (Unaudited)

The Miles Capital Alternatives Advantage Fund (the “Fund”) Class I Shares returned -0.30% from the March 14, 2016 inception through December 31, 2016. This Fund’s benchmark, the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index, returned +0.28% over the same period.

The year began with concerns over a global economic slowdown and a continuing corporate earnings recession. Commodities were collapsing, especially oil, which had a dramatic impact on some sectors. Adding to the concern was U.S. interest rate policy. The U.S. Federal Reserve (“Fed”) had just increased short-term rates for the first time in more than nine years and indicated that an additional three or four more rate hikes were likely in 2016. The result was a sharp decline in equity markets with many indices hitting multi-year lows. The S&P 500® Index bottomed in mid-February with a year-to-date decline of more than -10%. From that point, markets began to recover and the Fed exercised patience with the next rate hike. By the Fund’s launch date, the S&P 500 Index had recovered nearly all of its decline. Equity markets were once again jolted in June when the U.K. voted to leave the European Union. While the drop due to “Brexit” was sharp, it was short lived with markets generally recovering in little more than a week. Equity markets saw only modest gains from June through October, but rallied significantly after the U.S. presidential election as President-elect Trump’s pro-growth rhetoric resonated with investors.

The Fund’s largest allocation is to long/short equity, which was one of the top contributing strategies. While the strategy contributed, performance was muted compared to what we would typically expect with a strong equity market rally. The challenge for long/short equity managers was the rally in low quality equities, which persisted for most of the second and third quarters. Companies with higher P/Es, weaker balance sheets and lower growth prospects were the companies with the best stock performance; however, these are the types of companies that are typically sold short by long/short equity managers. The low quality rally dissipated late in the third quarter, enabling managers to enjoy a strong finish to the year, particularly those with a higher amount of short positions such as market neutral managers. Long/short credit managers were strong contributors as credit spreads tightened materially. From the Fund’s launch through the end of the year, high yield credit spreads tightened more than 250 basis points. Event driven strategies, which are largely focused on merger arbitrage, also contributed after a challenging April in which the U.S. Treasury Department issued new rules aimed at preventing tax inversion deals. Finally, our managers focused on real estate securities were strong contributors as these securities benefitted from declining interest

1

Management Discussion of Fund Performance (Unaudited) (continued)

rates (the U.S. 10-Year Treasury Note hit an all-time low of 1.36%) and the anticipation of real estate becoming a separate broad sector within the S&P 500 Index. Due to the prospect of higher interest rates, we fully liquidated these positions in the fourth quarter.

The only detracting strategies were macro, both discretionary and systematic (managed futures). Systematic managers provide strong diversification and downside protection should a steep equity market decline occur. This characteristic was evident during the two day Brexit decline, with our managers gaining nearly +4% when equity markets were down over -5%. These managers perform well when trends develop, so the remainder of the year was challenging as there were many reversals in asset classes, particularly fixed income, currencies and commodities. We added a discretionary manager focused on interest rates and currencies in the third quarter and the manager fared well with the exception of November, as Trump’s surprise victory resulted in sharply higher U.S. interest rates and currency swings.

There are several things that could benefit alternative strategies as we move through 2017. The pro-growth agenda being espoused by the Trump administration could help equity markets continue to rally. Tax reform that includes a provision for repatriation of offshore cash would also benefit the equity markets, as it would potentially lead to additional share buybacks and acquisitions. Individual equity correlation declined to very low levels in the fourth quarter of 2016, at which point we added to our long/short equity exposure. Correlation remains low and enhances the ability for active managers to add value. In regard to merger and acquisition activity, the last three years have seen a significant volume of deals, something expected to continue in 2017 as organic growth by companies has been difficult to achieve. The expectation for a friendlier regulatory environment is also positive for mergers and acquisitions, potentially leading to more deals closing. Of course, any optimism needs to be tempered by the fact that Trump must work with Congress to enact his agenda. Nevertheless, we believe 2017 will be a positive year for alternative strategies, with long/short equity and event driven best positioned to outperform.

2

Investment Results (Unaudited)

Aggregate Total Returns(a) (for the period ended December 31, 2016)

	Class N	Class I	Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index(b)
Since Inception (3/14/16)	(0.50)%	(0.30)%	0.28%

	Expense Ratios(c)
	Class N	Class I
Gross	4.22%	3.97%
With Applicable Waivers(d)	3.24%	2.99%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Miles Capital Alternatives Advantage Fund (the “Fund”) distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling 1-844-838-2120.

(a) The total returns set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Total returns shown assume reinvestment of all capital gains and dividend distributions and reflect any changes in price per share. Total returns for periods less than 1 year are not annualized.

(b) The Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index (“Index”) is an unmanaged market index of U.S. Treasury securities maturing in 90 days. The Index returns do not reflect the deduction of expenses, which have been deducted from the Fund’s returns. The Index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in the Index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

(c) The expense ratios are from the Fund’s prospectus dated January 20, 2016. Updated information pertaining to the Fund’s expense ratios as of December 31, 2016 can be found in the financial highlights.

(d) Effective March 14, 2016, the Adviser has agreed to waive or limit operating expenses, excluding brokerage fees and commissions, borrowing costs, 12b-1 fees, taxes, any indirect expenses such as acquired fund fees, and extraordinary litigation expenses at 1.75% of the Fund’s average daily net assets.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Fund and may be obtained by calling the same number as above. Please read it carefully before investing.

The Fund is distributed by Unified Financial Securities, LLC, member FINRA/SIPC.

3

Investment Results (Unaudited) (continued)

The chart above assumes an initial investment of $50,000 made on March 14, 2016 (commencement of operations) for the Fund and held through December 31, 2016. The Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days. The chart also assumes reinvestment of all dividends and distributions on the reinvestment dates during the period. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-844-838-2120. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, LLC, member FINRA/SIPC.

4

Fund Holdings (Unaudited)

(a)	As a percentage of net assets.

The investment objective of the Fund is to provide long-term total return with less volatility than U.S. equity markets.

Availability of Portfolio Schedule (Unaudited)

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

5

Miles Capital Alternatives Advantage Fund

Schedule of Investments

December 31, 2016

	Shares	Fair Value
Mutual Funds – 97.29%
361 Global Long/Short Equity Fund, Class I	91,447	$989,457
Alger Dynamic Opportunities Fund, Class Z	106,209	1,302,124
ASG Managed Futures Strategy Fund, Class Y	49,805	489,584
BlackRock Event Driven Equity Fund, Class I	105,655	936,107
Boston Partners Global Long/Short Fund, Institutional Class(a)	126,980	1,396,778
Calamos Market Neutral Income Fund, Class I	107,089	1,378,238
Caldwell & Orkin Market Opportunity Fund	38,475	785,282
Cedar Ridge Unconstrained Credit Fund, Institutional Class	83,734	887,583
Credit Suisse Managed Futures Strategy Fund, Class I	63,948	695,759
Equinox Chesapeake Strategy Fund, Class I	45,477	505,703
Gabelli ABC Fund, Advisor Class	74,256	748,500
Glenmede Long/Short Portfolio*	97,541	1,171,468
Goldman Sachs Long Short Credit Strategies Fund, Institutional Class	112,158	1,055,408
Hancock Horizon Quantitative Long/Short Fund, Institutional Class	64,442	1,171,559
Invesco All Cap Market Neutral Fund, Class Y	49,967	527,157
Kellner Merger Fund, Institutional Class	80,357	835,717
Vanguard Market Neutral Fund, Investor Shares	42,701	529,065
Western Asset Macro Opportunities Fund, Class I(a)	133,407	1,394,106

Total Mutual Funds (Cost $16,866,685)		16,799,595

Money Market Securities – 2.90%
Federated Government Obligations Fund, Institutional Class, 0.40%(b)	500,889	500,889

Total Money Market Securities (Cost $500,889)		500,889

Total Investments – 100.19% (Cost $17,367,574)		17,300,484

Liabilities in Excess of Other Assets – (0.19)%		(33,327)

NET ASSETS – 100.00%		$17,267,157

*	Non-income producing security.
(a)	Security is fair valued by the Adviser.
(b)	Rate disclosed is the seven day effective yield as of December 31, 2016.

See accompanying notes which are an integral part of the financial statements.

6

Miles Capital Alternatives Advantage Fund

Statement of Assets and Liabilities

December 31, 2016

Assets
Investments in securities at fair value (cost $17,367,574)	$17,300,484
Dividends receivable	136
Deferred offering costs	5,423
Prepaid expenses	2,146
Total Assets	17,308,189
Liabilities
Payable to Adviser	9,211
Accrued 12b-1 fees – Class N	8
Payable to administrator, fund accountant, and transfer agent	6,203
Other accrued expenses	25,610
Total Liabilities	41,032
Net Assets	$17,267,157
Net Assets consist of:
Paid-in capital	$17,323,456
Accumulated undistributed net realized gain from investment transactions	10,791
Net unrealized depreciation on investments	(67,090)
Net Assets	$17,267,157
Net Assets: Class N	$12,435
Shares outstanding (unlimited number of shares authorized, no par value)	1,250
Net asset value (“NAV”) and offering price per share	$9.95
Net Assets: Class I	$17,254,722
Shares outstanding (unlimited number of shares authorized, no par value)	1,730,531
Net asset value (“NAV”) and offering price per share	$9.97

7

See accompanying notes which are an integral part of the financial statements.

Miles Capital Alternatives Advantage Fund

Statement of Operations

For the period ended December 31, 2016(a)

Investment Income
Dividend income	$106,886
Total investment income	106,886
Expenses
Investment Adviser	93,310
Administration	23,601
Fund accounting	19,760
Legal	19,000
Offering	18,793
Audit	18,100
Transfer agent	15,968
Trustee	11,000
Organizational	7,963
Chief Compliance Officer	7,440
Report printing	5,936
Custodian	4,042
Registration	995
Pricing	942
12b-1 – Class N	25
Other	20,020
Total expenses	266,895
Fees contractually waived and reimbursed by Adviser	(103,581)
Net operating expenses	163,314
Net investment loss	(56,428)
Net Realized and Change in Unrealized Gain (Loss) on Investments
Long term capital gain dividends from investment companies	40,545
Net realized gain on investment securities transactions	17,657
Net change in unrealized depreciation of investment securities	(67,090)
Net realized and change in unrealized gain (loss) on investments	(8,888)
Net decrease in net assets resulting from operations	$(65,316)
(a)	For the period March 14, 2016 (commencement of operations) through December 31, 2016.

8

See accompanying notes which are an integral part of the financial statements.

Miles Capital Alternatives Advantage Fund

Statement of Changes in Net Assets

For the Period Ended December 31, 2016(a)
Increase (Decrease) in Net Assets due to:
Operations
Net investment loss	$(56,428)
Long germ capital gain dividends from investment companies	40,545
Net realized gain on investment securities transactions	17,657
Net change in unrealized depreciation of investment securities	(67,090)
Net decrease in net assets resulting from operations	(65,316)
Capital Transactions – Class N:
Proceeds from shares sold	12,510
Amount paid for shares redeemed	(15)
Total Class N	12,495
Capital Transactions – Class I:
Proceeds from shares sold	17,319,993
Amount paid for shares redeemed	(15)
Total Class I	17,319,978
Net increase in net assets resulting from capital transactions	17,332,473
Total Increase in Net Assets	17,267,157
Net Assets
Beginning of period	–
End of period	$17,267,157
Share Transactions – Class N:
Shares sold	1,252
Shares redeemed	(2)
Total Class N	1,250
Share Transactions – Class I:
Shares sold	1,730,533
Shares redeemed	(2)
Total Class I	1,730,531
Net increase in shares	1,731,781
(a)	For the period March 14, 2016 (commencement of operations) through December 31, 2016.

9

See accompanying notes which are an integral part of the financial statements.

Miles Capital Alternatives Advantage Fund – Class N

Financial Highlights

(For a share outstanding during the period)

	For the Period Ended December 31, 2016(a)
Selected Per Share Data
Net asset value, beginning of period	$10.00

Income from investment operations:

Net investment loss	(0.08)

Net realized and unrealized gain	0.03	(b)

Total from investment operations	(0.05)

Net asset value, end of period	$9.95

Total Return(c)	(0.50	)%(d)

Ratios and Supplemental Data
Net assets, end of period (000)	$12

Ratio of net expenses to average net assets	2.00	%(e)

Ratio of gross expenses to average net assets before waiver and reimbursement	3.38	%(e)

Ratio of net investment loss to average net assets	(1.04	)%(e)

Portfolio turnover rate	11	%(d)

(a)	For the period March 14, 2016 (commencement of operations) to December 31, 2016.
(b)

The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(c)	Total return in the above table represents the rate that a shareholder would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(d)	Not annualized.
(e)	Annualized.

10

See accompanying notes which are an integral part of the financial statements.

Miles Capital Alternatives Advantage Fund – Class I

Financial Highlights

(For a share outstanding during the period)

	For the Period Ended December 31, 2016(a)
Selected Per Share Data
Net asset value, beginning of period	$10.00

Income from investment operations:

Net investment loss	(0.03)

Net realized and unrealized gain	–	(b)(c)

Total from investment operations	(0.03)

Net asset value, end of period	$9.97

Total Return(d)	(0.30	)%(e)

Ratios and Supplemental Data
Net assets, end of period (000)	$17,255

Ratio of net expenses to average net assets	1.75	%(f)

Ratio of gross expenses to average net assets before waiver and reimbursement	2.86	%(f)

Ratio of net investment loss to average net assets	(0.60	)%(f)

Portfolio turnover rate	11	%(e)

(a)	For the period March 14, 2016 (commencement of operations) to December 31, 2016.
(b)

The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(c)	Amount is less than $0.005.
(d)	Total return in the above table represents the rate that a shareholder would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(e)	Not annualized.
(f)	Annualized.

11

See accompanying notes which are an integral part of the financial statements.

Miles Capital Alternatives Advantage Fund

Notes to the Financial Statements

December 31, 2016

NOTE 1 – ORGANIZATION

The Miles Capital Alternatives Advantage Fund (the “Fund”) was organized as a diversified series of Unified Series Trust (the “Trust”). The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series. The Fund is one of a series of funds currently authorized by the Board. The Fund commenced operations on March 14, 2016. The Fund’s investment adviser is Miles Capital, Inc. (the “Adviser”). The Fund seeks to provide long-term total return with less volatility than U.S. equity markets.

The Fund currently offers Class I and Class N shares. Each share represents an equal proportionate interest in the assets and liabilities belonging to the applicable class of the Fund with each other share of that class and is entitled to such dividends and distributions out of income belonging to the applicable class of the Fund as are declared by the Board. On matters that affect the Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole. The Fund may offer additional classes of shares in the future.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities Valuation – All investments in securities are recorded at their estimated fair value as described in Note 3.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

12

Miles Capital Alternatives Advantage Fund

Notes to the Financial Statements (continued)

December 31, 2016

As of and during the period ended December 31, 2016, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations when incurred. During the period, the Fund did not incur any interest or penalties.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds by or under the direction of the Board in such a manner as the Board determine to be fair and equitable. Income, realized gains and losses, unrealized appreciation and depreciation, and Fund-wide expenses not allocated to a particular class shall be allocated to each class based on the net assets of that class in relation to the entire Fund.

Security Transactions and Related Income - The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

Dividends and Distributions – The Fund intends to distribute its net investment income and net realized long-term and short-term capital gains, if any, at least annually. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. Where such differences are permanent in nature; they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

For the fiscal period ended December 31, 2016, the Fund made the following reclassifications to increase/(decrease) the components of net assets:

Paid in Capital	Accumulated Undistributed Net Investment Income	Accumulated Undistributed Net Realized Gain (Loss) on Investments
$(9,017)	$56,428	$(47,411)

Organization and Offering Costs – The Fund bears all expenses incurred in its business and operations. The Adviser advanced some of the Fund’s organization and initial offering costs and was subsequently reimbursed by the Fund. Reimbursements to the Adviser of organizational and offering costs are subject to the expense limitation agreement described in Note 4. Costs of $24,216 incurred in connection with the offering and initial registration of the Fund have been deferred and are being amortized on a straight-line basis over the first twelve months after commencement of operations. As of December 31, 2016, the amount of the offering cost remaining to amortize is $5,423.

NOTE 3 – SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the

13

Miles Capital Alternatives Advantage Fund

Notes to the Financial Statements (continued)

December 31, 2016

investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value such as a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

•

Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

•

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities that are traded on any stock exchange are generally valued at the last quoted sale price on the security’s primary exchange. Lacking a last sale price, an exchange traded security is generally valued at its last bid price. Securities traded in the NASDAQ over-the counter market are generally valued at the NASDAQ Official Closing Price. When using the market quotations and when the market is considered active, the security is classified as a Level 1 security. In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value in accordance with policies established by and under the general supervision of the Board. Under these policies, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

Investments in mutual funds, including money market securities, are generally priced at the ending net asset value (“NAV”) provided by the pricing agent of the funds. These securities are categorized as Level 1 securities. In the event that the ending NAV for a mutual fund is unavailable at the end

14

Miles Capital Alternatives Advantage Fund

Notes to the Financial Statements (continued)

December 31, 2016

of night pricing time, the Adviser may, in accordance with the Trust’s valuation policies, consider all appropriate factors in determining the fair value of the mutual fund. In such cases, the security will generally be categorized as a Level 2 security.

In accordance with the Trust’s valuation policies, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable, as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would be the amount that the Fund might reasonably expect to receive for them upon their current sale. Methods that are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market prices of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair value pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations.

The following is a summary of the inputs used in valuing the Fund’s investments as of December 31, 2016:

	Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Mutual Funds	$14,008,711	$2,790,884	$–	$16,799,595
Money Market Securities	500,889	–	–	500,889
Total	$14,509,600	$2,790,884	$–	$17,300,484

The Fund did not hold any investments during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. The Fund recognizes transfers between fair value hierarchy levels at the reporting period end. There were no transfers between any levels for the period ended December 31, 2016, based on input levels assigned on March 14, 2016 (commencement of operations).

NOTE 4 – FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Adviser, under the terms of the management agreement (the “Agreement”), manages the Fund’s investments. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.00% of the Fund’s average daily net assets through March 31, 2017. For the period ended December 31, 2016, the Adviser earned a fee of $93,310 from the Fund before the waiver and reimbursement described below.

15

Miles Capital Alternatives Advantage Fund

Notes to the Financial Statements (continued)

December 31, 2016

The Adviser has contractually agreed to waive its management fee and reimburse certain Fund expenses, but only to the extent necessary so that the Fund’s total annual operating expenses for each class (excluding brokerage fees and commissions; borrowing costs, such as (a) interest and (b) dividend expenses on securities sold short; any 12b-1 fees; taxes; extraordinary litigation expenses; and any indirect expenses, such as acquired fund fees and expenses) do not exceed 1.75% of average daily net assets. For the period ended December 31, 2016, the Adviser waived fees and reimbursed expenses in the amount of $103,581 for the Fund. At December 31, 2016, the Adviser was owed $9,211 from the Fund.

Each waiver or reimbursement by the Adviser is subject to recoupment by the Fund within three fiscal years following the fiscal year in which the particular waiver or reimbursement occurred; provided that the Fund is able to make the repayment without exceeding the above referenced expense limitation. For the period ended December 31, 2016, the Adviser waived fees and reimbursed expenses in the amount of $103,581, which is subject to recoupment until December 31, 2019.

The Trust retains Ultimus Asset Services, LLC (“Ultimus”) to provide the Fund with administration, accounting, transfer agent and compliance services, including all regulatory reporting. For the period ended December 31, 2016, Ultimus earned fees of $23,601 for administration services, $15,968 for transfer agent services, and $19,760 for fund accounting services. At December 31, 2016, the Fund owed Ultimus $6,203 for such services.

The Board supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. The Chairman of the Board and more than 75% of the Trustees are “Independent Trustees,” which means that they are not “interested persons” as defined in the 1940 Act of the Trust. Each Trustee of the Trust receives annual compensation of $1,800 per Fund from the Trust. The Independent Chairman of the Board and the Chairman of the Audit Committee received annual compensation of $2,250 per Fund from the Trust. Trustees also receive $1,000 for attending each special inperson meeting. In addition, the Trust reimburses Trustees for out-of-pocket expense incurred in conjunction with attendance at meetings.

Certain officers of the Trust are officers or employees of Ultimus Fund Solutions, LLC or Unified Financial Securities, LLC (the “Distributor”). The Distributor acts as the principal distributor of the Fund’s shares. Both Ultimus and the Distributor operate as wholly owned subsidiaries of Ultimus Fund Solutions, LLC. An officer of the Trust is an officer of the Distributor and such person may be deemed to be an affiliate of the Distributor. Officers are not paid by the Trust for services to the Fund.

Huntington National Bank is the custodian of the Fund’s investments (the “Custodian”). A Trustee of the Trust is a member of management of the Custodian.

The Trust, with respect to the Fund, has adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”). Under the Plan, the Fund will pay the Distributor and/or any registered securities dealer, financial institution or any other person (the “Recipient”) a fee of 0.25% of the average daily net assets of the Class N shares in connection with the promotion

16

Miles Capital Alternatives Advantage Fund

Notes to the Financial Statements (continued)

December 31, 2016

and distribution of the Fund’s shares or the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, the printing and mailing of sales literature and servicing shareholder accounts (“12b-1 Expenses”). The Fund or Adviser may pay all or a portion of these fees to any Recipient who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 Expenses actually incurred. It is anticipated that the Plan will benefit shareholders because an effective sales program typically is necessary in order for the Fund to reach and maintain a sufficient size to achieve efficiently its investment objectives and to realize economies of scale. For the period ended December 31, 2016, Class N shares’ 12b-1 Expenses incurred by the Fund were $25. The Fund owed $8 for Class N 12b-1 Expenses as of December 31, 2016.

NOTE 5 – PURCHASES AND SALES OF SECURITIES

For the period ended December 31, 2016, purchases and sales of investment securities, other than short-term investments, were as follows:

Purchases	$18,249,567
Sales	$1,365,126

There were no purchases or sales of long-term U.S. government obligations during the period ended December 31, 2016.

NOTE 6 – BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of 25% or more of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a)(9) of the Investment Company Act of 1940. At December 31, 2016, Farmers Mutual Hail Insurance Co. (“Farmers”), for the benefit of its customers, owned 44% of the Fund. As a result, Farmers may be deemed to control the Fund.

NOTE 7 – FEDERAL TAX INFORMATION

At December 31, 2016, the appreciation (depreciation) of investments for tax purposes was as follows:

Gross unrealized appreciation	$175,704
Gross unrealized depreciation	(242,794)
Net unrealized depreciation on investments	$(67,090)
Tax Cost	$17,367,574

At December 31, 2016, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed long term capital gain	$10,791
Unrealized depreciation	(67,090)
$(56,299)

17

Miles Capital Alternatives Advantage Fund

Notes to the Financial Statements (continued)

December 31, 2016

As of December 31, 2016, the Fund did not have any unused capital loss carryforward available for federal tax purposes.

NOTE 8 – COMMITMENTS AND CONTINGENCIES

The Fund indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

NOTE 9 – SUBSEQUENT EVENTS

Management has evaluated events or transactions that may have occurred since December 31, 2016, that would merit recognition or disclosure in the financial statements. There were no items requiring adjustment of the financial statements or additional disclosure.

18

Report of Independent Registered Public Accounting Firm

To the Shareholders of Miles Capital Alternatives Advantage Fund and

Board of Trustees of Unified Series Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Miles Capital Alternatives Advantage Fund (the “Fund”), a series of Unified Series Trust, as of December 31, 2016, and the related statements of operations and changes in net assets and financial highlights for the period March 14, 2016 (commencement of operations) through December 31, 2016. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Miles Capital Alternatives Advantage Fund as of December 31, 2016, the results of its operations, the changes in its net assets, and the financial highlights for the period March 14, 2016 (commencement of operations) through December 31, 2016, in conformity with accounting principles generally accepted in the United States of America.

COHEN & COMPANY, LTD.

Cleveland, Ohio

February 27, 2017

19

Summary of Fund Expenses (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees, distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2016 to December 31, 2016.

Actual Expenses

The first line of each table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses should not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the “Hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During the Period(1)	Annualized Expense Ratio
Miles Capital Alternatives Advantage Fund – Class N
Actual	$1,000.00	$992.00	$10.01	2.00%
Hypothetical(2)	$1,000.00	$1,015.08	$10.13	2.00%

Miles Capital Alternatives Advantage Fund – Class I
Actual	$1,000.00	$993.00	$8.77	1.75%
Hypothetical(2)	$1,000.00	$1,016.34	$8.87	1.75%

(1)	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

(2)	Assumes a 5% annual return before expenses.

20

Trustees and Officers (Unaudited)

GENERAL QUALIFICATIONS. The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. The Chairman of the Board and more than 75% of the Trustees are “Independent Trustees,” which means that they are not “interested persons” (as defined in the 1940 Act) of the Trust or any adviser, sub-adviser or distributor of the Trust.

The following table provides information regarding the Independent Trustees.

Name, Address*, (Year of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships

Gary E. Hippenstiel (1947) Chairman of the Audit and Pricing Committees; Independent Trustee, December 2002 to present

Current: President and founder of Hippenstiel Investment Counsel LLC, a registered investment advisor, since November 2008.

Previous: Chairman of investment committee for the Diana Davis Spencer Foundation from October 2011 to May 2014; Chairman and Founder, Constitution Education Foundation from February 2011 to December 2016.

Stephen A. Little (1946) Chairman, December 2004 to December 2016; Independent Trustee, December 2002 to present	Current: President and founder of The Rose, Inc., a registered investment advisor, since April 1993.

Daniel J. Condon (1950) Independent Trustee, December 2002 to present	Previous: Executive Advisor of Standard Steel LLC, a Railway manufacturing supply company, Jan. 2016 – Dec. 2016; Chief Executive Officer of Standard Steel LLC, Aug. 2011 – Dec. 2015; Director of Standard Steel Holdings Co., which owns Standard Steel LLC, Aug. 2011 – Dec. 2016; President and CEO of International Crankshaft Inc., an automotive supply manufacturing company, 2004 to Aug. 2011; Director of International Crankshaft Inc., 2004 to Dec. 2016; Chairman of SMI Crankshaft, an automotive and truck supply company from July 2010 to Aug. 2011.

Ronald C. Tritschler (1952) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006	Current: Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director of First State Financial, a full-service bank, since 1998; Chairman of The Lexington Convention and Visitors’ Bureau since 2011; Board of Directors of The Lexington Chamber of Commerce since January 2017.

Kenneth G.Y. Grant (1949) Chairman, January 2017 to present; Independent Trustee, May 2008 to present	Current: Executive Vice President and Chief Officer, Corporate Development for Global Trust Company, a nondepository trust company, since 2008, Advisors Charitable Gift Fund since May 2005, Northeast Retirement Services, Inc., a provider of retirement and charitable services products, since February 2003 and Savings Banks Employees Retirement Association, a provider of qualified retirement benefit plans, since February 2003; Director, Lift Up Africa since 2008; Chair Investment Committee since January 2011 and past Chair, Board of Directors of Massachusetts Council of Churches; Member, Presbytery of Boston, Presbyterian Church (U.S.A.) since June 1975.

*	The address for each Trustee is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.
**	The Trust currently consists of 17 series.

21

Trustees and Officers (Unaudited) (continued)

The following table provides information regarding the interested Trustee and the Officers of the Trust.

Name, Address*, (Year of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships

Nancy V. Kelly (1955)*** Trustee, November 2007 to present	Current: Executive Vice President of Huntington National Bank, the Trust’s custodian, since December 2001; Director, Wedgewood Golf & Country Club since October 2008; Director, Greenlawn Cemetery since October 2007; Director, Directions for Youth and Families, a social service agency, since August 2006.

David R. Carson (1958) President, January 2016 to present

Current: Vice President and Director of Client Strategies of Ultimus Fund Solutions, LLC since 2013; President, Ultimus Managers Trust (“UMT”) since October 2013.

Previous: Vice President, UMT (April 2013 to October 2013); Chief Compliance Officer, The Huntington Funds (2005 to 2013), Huntington Strategy Shares (2012 to 2013), and Huntington Asset Advisors (2013); Vice President, Huntington National Bank (2001 to 2013).

Bo Howell (1981) Vice President of Legal Services and Secretary, January 2016 to present

Current: Vice President, Director of Fund Administration for Ultimus Fund Solutions, LLC since 2014; Secretary, UMT since 2015.

Previous: Assistant Secretary, UMT (2014); Counsel – Securities and Mutual Funds for Western & Southern Financial Group (2012 to 2014); U.S. Securities and Exchange Commission, Senior Counsel (2009 to 2012).

John C. Swhear (1961) Vice President, January 2016 to present

Current: Assistant Vice President and Associate Director of Compliance, Ultimus Fund Solutions, LLC since 2015; Chief Compliance Officer, Unified Financial Securities, LLC since May 2007; Chief Compliance Officer and AML Officer, Capitol Series Trust since September 2013; Chief Compliance Officer, AML Officer and Vice President, Valued Advisers Trust since May 2007.

Previous: Vice President of Legal Administration, Compliance and Risk for Huntington Asset Services, Inc. (n/k/a Ultimus Asset Services, LLC), the Trust’s administrator, (April 2007 to December 2015), Director (May 2014 to December 2015); President, Unified Series Trust (August 2013 to January 2016), Interim President (March 2012 to August 2013), Senior Vice President of Unified Series Trust (May 2007 to March 2012); Secretary of Huntington Funds (April 2010 to February 2012).

22

Trustees and Officers (Unaudited) (continued)

Name, Address*, (Year of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships

Zachary P. Richmond (1980) Treasurer and Chief Financial Officer, November 2014 to present

Current: Assistant Vice President, Associate Director of Financial Administration for Ultimus Fund Solutions, LLC since December 2015; Treasurer and Chief Financial Officer of Capitol Series Trust since August 2014; Treasurer and Chief Financial Officer of Commonwealth International Series Trust since September 2015.

Previous: Manager, Fund Administration, Huntington Asset Services, Inc. (January 2011 to December 2015); Interim Treasurer and Chief Financial Officer of Unified Series Trust (August 2014 to November 2014); Assistant Treasurer of Unified Series Trust (May 2011 to August 2014).

Lynn E. Wood (1946) Chief Compliance Officer, October 2004 to present	Current: Managing Member, Buttonwood Compliance Partners, LLC, since May 2013; Chief Compliance Officer of Unified Series Trust, since October, 2004

*	The address for each Trustee and officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.
**	The Trust currently consists of 17 series.
***	Ms. Kelly may be deemed an interested trustee because she is an officer of an entity that until December 2015 was under common control with Unified Financial Securities, LLC, one of the Trust’s distributors. The Board reviewed and approved this arrangement.

23

Other Information

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and is available without charge, upon request. You may call toll-free at (844) 838-2120 to request a copy of the SAI or to make shareholder inquiries.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30 is available without charge upon request by (1) calling the Fund at (844) 838-2120 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Kenneth G.Y. Grant, Chairman

Stephen A. Little

Daniel J. Condon

Gary E. Hippenstiel

Nancy V. Kelly

Ronald C. Tritschler

OFFICERS

David R. Carson, President

Zachary P. Richmond,

Treasurer and Chief Financial Officer

Lynn E. Wood,

Chief Compliance Officer

Bo Howell, Secretary

INVESTMENT ADVISER

Miles Capital, Inc.

1415 28TH Street

Suite 200

West Des Moines, IA 50266

DISTRIBUTOR

Unified Financial Securities, LLC

9465 Counselors Row, Suite 200

Indianapolis, IN 46240

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

Thompson Hine LLP

312 Walnut St., 14th Floor

Cincinnati, OH 45202

CUSTODIAN

Huntington National Bank

41 South Street

Columbus, OH 43125

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Ultimus Asset Services, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, LLC

Member FINRA/SIPC

24

Privacy Policy

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

•	Information the Fund receives from you on applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, and date of birth); and

•	Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, cost basis information, and other financial information).

Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to service providers (such as the Fund’s custodian, administrator, transfer agent, accountant and legal counsel) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Disposal of Information. The Fund, through its transfer agent, has taken steps to reasonably ensure that the privacy of your nonpublic personal information is maintained at all times, including in connection with the disposal of information that is no longer required to be maintained by the Fund. Such steps shall include, whenever possible, shredding paper documents and records prior to disposal, requiring off-site storage vendors to shred documents maintained in such locations prior to disposal, and erasing and/or obliterating any data contained on electronic media in such a manner that the information can no longer be read or reconstructed.

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)	Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)	Accountability for adherence to the code.

(c) Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) Posting: We do not intend to post the Code of Ethics for the Officers or any amendments or waivers on a website.

(f) Availability: The Code of Ethics for the Officers can be obtained, free of charge by calling the toll free number for the appropriate Fund.

Item 3. Audit Committee Financial Expert.

(a) The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert. The committee members and the full Board considered a possibility of adding a member that would qualify as an expert. The audit committee determined that, although none of its members meet the technical definition of an audit committee expert, the committee has sufficient financial expertise to adequately perform its duties under the Audit Committee Charter without the addition of a qualified expert.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

Crawford Funds:	FY 2016	$57,550
	FY 2015	$55,850
Miles Capital:	FY 2016	$14,000

(b)	Audit-Related Fees

Registrant
Crawford Funds:	FY 2016	$0
	FY 2015	$0
Miles Capital:	FY 2016	$0

(c)	Tax Fees

Registrant
Crawford Funds:	FY 2016	$12,730
	FY 2015	$12,360
Miles Capital:	FY 2016	$3,000

Nature of the fees: Preparation of the 1120 RIC and Excise review

(d)	All Other Fees

Registrant
Crawford Funds:	FY 2016	$0
	FY 2015	$0
Miles Capital:	FY 2016	$0

(e) (1) Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

(2)	Percentages of Services Approved by the Audit Committee

Registrant
Audit-Related Fees:	0%
Tax Fees:	0%
All Other Fees:	0%

(f) During audit of registrant’s financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant’s engagement were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant
Crawford Funds:	FY 2016	$12,730
	FY 2015	$12,360
Miles Capital:	FY 2016	$3,000

(h) Not applicable. The auditor performed no services for the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies. NOT APPLICABLE – applies to listed companies only

Item 6. Schedule of Investments. Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 8. Portfolio Managers of Closed-End Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. NOT APPLICABLE – applies to closed-end funds only

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a) (1) Code is filed herewith

(2)	Certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2under the Investment Company Act of 1940 are filed herewith.

(3)	Not Applicable

(b) Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Unified Series Trust

By	/s/ David R. Carson
David R. Carson, President

Date	2/23/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ David R. Carson
David R. Carson, President

Date	2/23/2017

By	/s/ Zachary P. Richmond
Zachary P. Richmond, Treasurer

Date	2/23/2017